UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Cognizant Technology Solutions Corporation

PROXY STATEMENT
Annual Meeting of Stockholders

June 2, 2015
9:30 a.m. (Eastern Time)

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

GLENPOINTE CENTRE WEST 500 FRANK W. BURR BLVD. TEANECK, NEW JERSEY 07666

April 23, 2015

To Our Stockholders:

You are most cordially invited to attend the 2015 Annual Meeting of Stockholders of Cognizant Technology Solutions Corporation at 9:30 a.m. local time, on Tuesday, June 2, 2015, at our headquarters, Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support.

Sincerely,

Francisco D’Souza

Chief Executive Officer

2015 Proxy Statement	Cognizant Technology Solutions Corporation

2015 Proxy Statement	Cognizant Technology Solutions Corporation

Table of Contents  continued

2015 Proxy Statement	Cognizant Technology Solutions Corporation

Notice of Annual Meeting of Stockholders

To Be Held Tuesday, June 2, 2015

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

GLENPOINTE CENTRE WEST 500 FRANK W. BURR BLVD. TEANECK, NEW JERSEY 07666

The Annual Meeting of Stockholders (the “Annual Meeting”) of COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION, a Delaware corporation (the “Company”), will be held at our headquarters, Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey on Tuesday, June 2, 2015, at 9:30 a.m. local time, for the following purposes:

To elect Michael Patsalos-Fox and Robert E. Weissman as Class II Directors and Francisco D’Souza, John N. Fox, Jr., Leo S. Mackay, Jr. and Thomas M. Wendel as Class III Directors to serve until the 2016 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers;

To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2015;

To consider a stockholder proposal requesting that the Board of Directors take the steps necessary to permit stockholder action by written consent, if properly presented at the Annual Meeting; and

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

Holders of record of our Class A Common Stock as of the close of business on April 6, 2015 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666 for a period of ten days prior to the Annual Meeting and on the day of the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Steven Schwartz

Secretary

Teaneck, New Jersey

April 23, 2015

2015 Proxy Statement	Cognizant Technology Solutions Corporation

Proxy Statement

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

GLENPOINTE CENTRE WEST 500 FRANK W. BURR BLVD. TEANECK, NEW JERSEY 07666

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Cognizant Technology Solutions Corporation of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 2, 2015 (the “Annual Meeting”), at our headquarters, Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey at 9:30 a.m. local time, and at any continuation, postponement, or adjournment thereof. Holders of record of shares of Class A Common Stock, $0.01 par value (“Class A Common Stock”), as of the close of business on April 6, 2015 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were approximately 610,499,069 shares of Class A Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2014 (the “2014 Annual Report”) will be released on or about April 23, 2015 to our stockholders on the Record Date.

In this proxy statement, “Cognizant”, “Company”, “we”, “us”, and “our” refer to Cognizant Technology Solutions Corporation.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 2, 2015

This Proxy Statement and our 2014 Annual Report to Stockholders are available at http://www.proxyvote.com/

Stockholders may receive directions to attend the meeting in person by calling the Company’s investor relations staff at 201-498-8840 or by emailing David.Nelson@cognizant.com.

PROPOSALS

At the Annual Meeting, our stockholders will be asked to:

Elect Michael Patsalos-Fox and Robert E. Weissman as Class II Directors and Francisco D’Souza, John N. Fox, Jr., Leo S. Mackay, Jr. and Thomas M. Wendel as Class III Directors to serve until the 2016 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

Approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers;

Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2015;

Consider a stockholder proposal requesting that the Board of Directors take the steps necessary to permit stockholder action by written consent, if properly presented at the Annual Meeting; and

Transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	1

PROXY STATEMENT

RECOMMENDATIONS OF THE BOARD

The Board of Directors, or Board, recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Class A Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Class A Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

FOR the election of Michael Patsalos-Fox and Robert E. Weissman as Class II Directors and Francisco D’Souza, John N. Fox, Jr., Leo S. Mackay, Jr. and Thomas M. Wendel as Class III Directors;

FOR the approval of the compensation of our named executive officers;

FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2015; and

AGAINST the stockholder proposal requesting that the Board of Directors take the steps necessary to permit stockholder action by written consent.

INFORMATION ABOUT THIS PROXY STATEMENT

Why You Received This Proxy Statement

You are viewing or have received these proxy materials because Cognizant’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials

As permitted by SEC rules, Cognizant is making this proxy statement and its 2014 Annual Report available to certain of its stockholders electronically via the Internet. On or about April 23, 2015 we mailed to these stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2014 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2014 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials

Some of our stockholders received printed copies of our proxy statement, 2014 Annual Report and proxy card. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding

The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Broadridge at the above phone number or address.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	2

Questions and Answers about the 2015 Annual Meeting of Stockholders

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The record date for the Annual Meeting is April 6, 2015. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. The only class of stock entitled to be voted at the Annual Meeting is our Class A Common Stock. Each outstanding share of Class A Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the record date, there were 610,499,069 shares of Class A Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your bank or brokerage firm.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Class A Common Stock outstanding on the record date will constitute a quorum.

WHO CAN ATTEND THE 2015 ANNUAL MEETING OF STOCKHOLDERS?

You may attend the Annual Meeting only if you are a Cognizant stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you plan to attend the Annual Meeting, you must call the Company’s investor relations staff at 201-498-8840 or email David.Nelson@cognizant.com no later than 5:00 p.m. Eastern time on May 31, 2015 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license). If your bank or broker holds your shares in street name, you will also be required to present proof of beneficial ownership of our Class A Common Stock on the Record Date, such as the Internet Notice you received from your bank or broker, or a bank or brokerage statement or a letter from your bank or broker showing that you owned shares of our Class A Common Stock at the close of business on the Record Date.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, a majority of the outstanding shares represented at the Annual Meeting, by proxy or in person, and entitled to vote may adjourn the Annual Meeting.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	3

QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING OF STOCKHOLDERS

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote in person. If you are a stockholder of record, there are three ways to vote by proxy:

•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card; or

•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 1, 2015.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Secretary of Cognizant prior to or at the Annual Meeting; or

•	by voting in person at the Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

WHO WILL COUNT THE VOTES?

Representatives of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	4

QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING OF STOCKHOLDERS

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are set forth on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	A director nominee will be elected to the Board of Directors if the votes cast “for” the nominee exceed the votes cast “against” the nominee.	No effect.
Proposal 2: Advisory (Non-Binding) Vote on Executive Compensation (Say-on-Pay)	The affirmative vote of a majority of the votes cast.	No effect.
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast.	No effect. We do not expect any broker non-votes on this proposal.
Proposal 4: Stockholder Proposal Regarding Stockholder Action by Written Consent	The affirmative vote of a majority of the votes cast.	No effect.

WHAT IS AN ABSTENTION AND HOW WILL ABSTENTIONS BE TREATED?

An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares voting “abstain” have no effect on the election of directors, the approval of the compensation of our named executive officers, the ratification of our independent registered public accounting firm and the stockholder proposal regarding stockholder action by written consent.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, we expect that a broker will not be entitled to vote shares held for a beneficial owner on all of the other proposals to be voted on at the Annual Meeting. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2015 ANNUAL MEETING OF STOCKHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	5

Corporate Governance

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Ethics entitled “Cognizant’s Core Values and Standards of Business Conduct” and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Ethics in the “Company Overview” section of the “About Cognizant” page of our website located at www.cognizant.com, under the “Corporate Governance” tab, or by writing to our Secretary at our offices at Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666.

DETERMINATION OF INDEPENDENCE

Under NASDAQ Stock Market rules, a Director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In evaluating the independence of our Directors, the Board considered transactions and relationships between the Company and its subsidiaries and each Director and their family members, as defined in the NASDAQ rules. As a result of this review, the Board determined that each of Maureen Breakiron-Evans, John Fox, John Klein, Leo S. Mackay, Jr., Michael Patsalos-Fox, Robert Weissman, and Thomas Wendel do not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director and that each of these Directors is an “independent director” as defined under NASDAQ rules.

DIRECTOR CANDIDATES

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board. From time to time, we also engage search firms to assist in the identification of director candidates.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended Director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in our Corporate Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interests of all stockholders. The Nominating and Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees. However, our Corporate Governance Guidelines provide that the value of diversity on the Board should be considered. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our Directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential Director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of Class A Common Stock for at least a year as of the date such recommendation is made, to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Cognizant Technology Solutions Corporation, Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	6

CORPORATE GOVERNANCE

VOTING FOR DIRECTORS

Our By-laws provide that the vote standard for the election of directors is a majority of votes cast in uncontested elections. In accordance with the Company’s By-laws, if none of our stockholders provides the Company notice of an intention to nominate one or more candidates to compete with the Board’s nominees in a Director election, or if our stockholders have withdrawn all such nominations by the day before the Company mails its notice of meeting to our stockholders, a nominee must receive more votes cast for than against his or her election or re-election in order to be elected or re-elected to the Board. The Board expects a Director to tender his or her resignation if he or she fails to receive the required number of votes for re-election. The Board will nominate for election or re-election as Director only candidates who agree to tender, promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation that will be effective upon Board acceptance of such resignation. In addition, the Board will fill Director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other Directors in accordance with this corporate governance guideline. If an incumbent Director fails to receive the required vote for re-election, then, within 90 days following certification of the stockholder vote, the Nominating and Corporate Governance Committee will act to determine whether to accept the Director’s resignation and will submit such recommendation for prompt consideration by the Board, and the Board will act on the Nominating and Corporate Governance Committee’s recommendation. The Nominating and Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a Director’s resignation.

Any Director who tenders his or her resignation pursuant to this provision may not participate in the Nominating and Corporate Governance Committee recommendation or Board action regarding whether to accept the resignation offer.

Thereafter, the Board will promptly disclose its decision-making process and decision regarding whether to accept the Director’s resignation offer (or the reason(s) for rejecting the resignation offer, if applicable) in a Form 8-K furnished to the SEC.

If each member of the Nominating and Corporate Governance Committee fails to receive the required vote in favor of his or her election in the same election, then those independent Directors who did receive the required vote will appoint a committee amongst themselves to consider the resignation offers and recommend to the Board whether to accept them. However, if the only Directors who did not receive the required vote in the same election constitute three or fewer Directors, all Directors may participate in the action regarding whether to accept the resignation offers.

COMMUNICATIONS FROM STOCKHOLDERS

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Chairman of the Board and Secretary and General Counsel are primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other Directors as they consider appropriate.

Under procedures approved by a majority of the independent Directors, communications are forwarded to all Directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the Directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors by emailing the Board of Directors at the following email address: corporategovernance@cognizant.com; or in writing: c/o Corporate Secretary, Cognizant Technology Solutions Corporation, Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Board evaluates its leadership structure and role in risk oversight on an ongoing basis. Since December 2003, the Company’s board leadership structure has separated the Chairman of the Board and Chief Executive Officer roles into two

2015 Proxy Statement	Cognizant Technology Solutions Corporation	7

CORPORATE GOVERNANCE

positions. Currently, John E. Klein is the Chairman of the Board and Francisco D’Souza is the Chief Executive Officer. The Board determines what leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of the Company or other relevant factors. After considering these factors, the Board determined that continuing to separate the positions of Chairman of the Board and Chief Executive Officer is the appropriate board leadership structure at this time.

The Board of Directors is also responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding the Company’s risk and control environment. The Board does not believe that its role in the oversight of the Company’s risks affects the Board’s leadership structure.

CODE OF ETHICS

We have adopted a written Code of Ethics that applies to our Directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted our Code of Ethics, entitled “Cognizant’s Core Values and Standards of Business Conduct,” in the “Company Overview” section of the “About Cognizant” page of our website located at www.cognizant.com, under the “Corporate Governance” tab. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ Stock Market listing standards concerning any amendments to, or waivers from, any provision of our Code of Ethics.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were eight meetings of the Board of Directors during 2014. Each Director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors held during the period in which he or she served as a Director and (ii) the total number of meetings held by the committees on which he or she served during the period, if applicable.

Our Corporate Governance Guidelines provide that Directors are expected to attend the Annual Meeting of Stockholders. For the 2014 Annual Meeting of Stockholders, Mr. D’Souza acted as Chairman, and all other Directors participated by teleconference, except for Ms. Breakiron-Evans, who did not attend.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	8

Committees of the Board

The Board of Directors has established three standing committees—the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee—each of which operates under a charter that has been approved by our Board of Directors. Current copies of each committee’s charter are posted in the “Company Overview” section of the “About Cognizant” page of our website located at www.cognizant.com, under the “Corporate Governance” tab.

The members of each of the Board committees and committee chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Maureen Breakiron-Evans	Chair		X
Francisco D’Souza
John N. Fox, Jr.		X	X
John E. Klein	X	Chair	X
Leo S. Mackay, Jr.	X
Lakshmi Narayanan
Michael Patsalos-Fox		X	X
Robert E. Weissman		X	Chair
Thomas M. Wendel	X		X

The Board of Directors has determined that all of the members of each of the Board’s three standing committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules of the NASDAQ Stock Market, and including, in the case of all members of the Compensation Committee, the rules of the NASDAQ Stock Market specific to the independence of compensation committee members.

AUDIT COMMITTEE

Our Audit Committee’s responsibilities include:

•

providing direct oversight of the independent registered public accounting firm, including responsibility over such accountant’s appointment, termination, qualifications and independence and the scope and fees of the annual audit of our consolidated financial statements;

•	pre-approving all audit services, and any other services, including review, attest and non-audit services, provided by our independent registered public accounting firm;

•	reviewing and discussing the contents of our annual and quarterly consolidated financial statements and our earnings releases with management and the independent registered public accounting firm;

•	recommending to the Board inclusion of our audited annual consolidated financial statements in our Annual Report on Form 10-K;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and Code of Ethics;

•	reviewing and discussing the internal audit process, scope of activities and audit results with our internal audit department;

•	reviewing and discussing with management our risk management framework and processes; and

•	preparing the audit committee report required by SEC rules (which is included on page 56 of this proxy statement).

The members of the Audit Committee are Ms. Breakiron-Evans and Messrs. Klein, Mackay and Wendel. The Audit Committee met eight times during 2014. The Board of Directors has determined that Ms. Breakiron-Evans is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

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COMMITTEES OF THE BOARD

COMPENSATION COMMITTEE

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•	making recommendations to the Board with respect to the compensation of our Chief Executive Officer;

•	reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and stock-based compensation incentive plans;

•

reviewing and making recommendations to the Board with respect to our incentive compensation arrangements, including an annual review to ensure that such compensation arrangements do not encourage unnecessary risk taking;

•	reviewing and making recommendations to the Board with respect to Director compensation; and

•	preparing the compensation committee report required by SEC rules (which is included on page 46 of this proxy statement).

The Compensation Committee also administers the 2009 Incentive Compensation Plan, establishing the terms and conditions of all stock-based compensation awards granted thereunder, and the 2004 Employee Stock Purchase Plan. The Compensation Committee met five times during 2014. The members of the Compensation Committee are Messrs. Fox, Klein, Patsalos-Fox and Weissman.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	recommending to the Board the persons to be nominated for election as directors and to be appointed to each of the Board’s committees;

•	reviewing and making recommendations to the Board with respect to management succession planning;

•	developing and recommending to the Board corporate governance guidelines; and

•	overseeing an annual evaluation of the Board.

The members of the Nominating and Corporate Governance Committee are Ms. Breakiron-Evans and Messrs. Fox, Klein, Patsalos-Fox, Weissman and Wendel. The Nominating and Corporate Governance Committee met three times during 2014.

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Director Compensation

Directors who are our employees or employees of our subsidiaries receive no cash remuneration for serving as Directors.

In 2014, all Directors who were not our employees or employees of our subsidiaries, referred to herein as non-employee Directors, other than our Chairman, received an annual retainer of $40,000 for their service on the Board of Directors (with no additional fees paid for attendance at meetings of the Board of Directors), our Chairman received an annual retainer of $140,000 (with no additional fees paid for attendance at meetings of the Board of Directors), the Chair of the Audit Committee received an annual retainer of $15,000, the Chair of the Compensation Committee received an annual retainer of $10,000 and the Chair of the Nominating and Corporate Governance Committee received an annual retainer of $5,000.

For purposes of establishing non-employee Director compensation for 2015, the Compensation Committee engaged Pay Governance LLC, an independent executive compensation advisory firm, to review all elements of non-employee Director compensation, benchmark such compensation in relation to other comparable companies with which we compete for Board talent and provide recommendations to ensure that our non-employee Director compensation program remains competitive. Pay Governance benchmarked our non-employee Director compensation against the same group of technology-related firms used by Pay Governance in preparing its recommendations to the Compensation Committee in determining stock-based awards for executive officers in December 2014 (see page 37 of this proxy statement). Based on the Pay Governance review, the Board determined that, for 2015, all non-employee Directors, other than our Chairman, will receive an annual retainer of $90,000 for their service on the Board of Directors (with no additional fees paid for attendance at meetings of the Board of Directors), our Chairman will receive an annual retainer of $240,000 (with no additional fees paid for attendance at meetings of the Board of Directors), the Chair of the Audit Committee will receive an annual retainer of $25,000 and the Chair of the Compensation Committee and the Chair of the Nominating and Corporate Governance Committee will each receive an annual retainer of $15,000.

All non-employee Directors receive $1,500 for attendance at each meeting of a committee of the Board of Directors, other than telephonic meetings that are held for 30 minutes or less, for which no attendance fee is paid.

Directors were previously eligible to participate in our: (1) Amended and Restated 1999 Incentive Compensation Plan, which we refer to as the 1999 Incentive Plan; and (2) Amended and Restated Non-Employee Directors’ Stock Option Plan, which we refer to as the Director Plan. During 2009, the 1999 Incentive Plan and the Director Plan were succeeded by the Cognizant Technology Solutions Corporation 2009 Incentive Compensation Plan, which we refer to as the 2009 Incentive Plan. Awards granted under the previous plans are still valid, however no additional awards may be granted from the 1999 Incentive Plan and the Director Plan. All Directors are currently eligible to participate in our 2009 Incentive Plan. Upon a Director’s retirement while in good standing, the Board’s intent is to utilize its discretion to accelerate the vesting of such Director’s outstanding equity awards.

From 2009 through 2014, each newly elected non-employee Director would receive a deferred stock unit grant under the 2009 Incentive Plan equal in value to $160,000 as measured by the closing price of the Company’s Class A Common Stock (rounded down to the nearest whole share) on the date of grant. The date of grant was the date of election to the Board unless otherwise specified by the Board or a Committee thereof. The shares underlying such stock unit grant are issued upon the Director’s termination of service in accordance with the 2009 Incentive Plan. In 2015, based on the Pay Governance review described above, the Board eliminated the deferred stock unit grant for newly elected non-employee Directors.

During 2014, the Directors were granted options to purchase shares of Class A Common Stock and restricted stock units with respect to shares of Class A Common Stock under the 2009 Incentive Plan. Each of the options granted under the 2009 Incentive Plan vests ratably, fifty percent per year on the anniversary of such grant in 2015 and 2016, and has an exercise price equal to the fair market value per share of Class A Common Stock on the grant date or the closing price on the last trading day if granted on a weekend or holiday, and a maximum term of seven years measured from such date. The Directors will have a limited period in which to exercise their vested options following cessation of Board service.

Each of the restricted stock units granted to the Directors under the 2009 Incentive Plan during 2014 vests ratably one-third per year on the anniversary of such grant in 2015, 2016 and 2017. The non-employee Directors had the opportunity to defer

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DIRECTOR COMPENSATION

settlement of these restricted stock units. Messrs. Howe and Weissman elected to defer such settlement until the first to occur of (i) a change in control of the Company, (ii) the Director’s death or permanent disability or (iii) the July 1 immediately following his separation from service from the Company. Ms. Breakiron-Evans and Messrs. Wendel and Klein elected to defer such settlement until the first to occur of: (i) a change in control of the Company, (ii) the Director’s death or disability or (iii) (a) with respect to one-third of the Director’s restricted stock units (rounded down to the nearest whole share), the July 1 immediately following his or her separation from service from the Company and (b) with respect to one-third of his or her restricted stock units (rounded down to the nearest whole share), the second July 1 immediately following his or her separation from service from the Company and (c) with respect to the remainder of his or her restricted stock units, the third July 1 following his or her separation from service from the Company. Messrs. Patsalos-Fox, Fox and Mackay, Jr. did not elect to defer the settlement of their restricted stock units.

The following table shows the option and restricted stock unit grants made to the Directors in 2014:

Director	Number of Shares Underlying Restricted Stock Units Granted	Number of Shares Underlying Options Granted	Grant Date	Exercise Price Per Share for Options
Maureen Breakiron-Evans	2,061	8,467	June 3, 2014	$48.50
John N. Fox, Jr.	2,061	8,467	June 3, 2014	$48.50
Robert W. Howe [1]	—	—	—	—
John E. Klein	2,061	8,467	June 3, 2014	$48.50
Leo S. Mackay, Jr.	2,061	8,467	June 3, 2014	$48.50
Lakshmi Narayanan	2,061	8,467	June 3, 2014	$48.50
Michael Patsalos-Fox	2,061	8,467	June 3, 2014	$48.50
Robert E. Weissman	2,061	8,467	June 3, 2014	$48.50
Thomas M. Wendel	2,061	8,467	June 3, 2014	$48.50

[1]	Mr. Howe died in 2014 prior to any grants of options or restricted stock units to directors.

2014 DIRECTOR COMPENSATION TABLE

The following table sets forth certain information regarding the compensation of each of our Directors for the 2014 fiscal year.

Name	Fees Earned or Paid in Cash ($) [1]		Stock Awards ($) [2]	Option Awards ($) [3]	All Other Compensation ($)		Total ($)
Maureen Breakiron-Evans	71,500		99,959	99,995	—		271,454
John N. Fox, Jr.	52,000		99,959	99,995	—		251,954
Robert W. Howe [4]	—		—	—	—		—
John E. Klein	174,000		99,959	99,995	—		373,954
Leo S. Mackay, Jr.	52,000		99,959	99,995	—		251,954
Lakshmi Narayanan	91,667	[5]	99,959	99,995	47,300	[6]	338,921
Michael Patsalos-Fox	52,000		99,959	99,995	—		251,954
Robert E. Weissman	55,500		99,959	99,995	—		255,454
Thomas M. Wendel	53,500		99,959	99,995	—		253,454

[1]	Consists of amounts described under “Director Compensation.”

[2]

Represents the aggregate grant date fair value of the restricted stock units granted in the 2014 fiscal year under the 2009 Incentive Plan, determined in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock award was $48.50. The reported dollar amounts do not take into account any estimated forfeitures related to service-based vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Note 13 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

[3]

Represents the aggregate grant date fair value for stock options granted in the 2014 fiscal year under the 2009 Incentive Plan, determined in accordance with FASB ASC Topic 718. The grant date fair value of each stock option was $11.81. The reported dollar amounts do not take into account any estimated forfeitures related to service-based vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Note 13 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

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DIRECTOR COMPENSATION

[4]	Mr. Howe died in 2014.

[5]

Mr. Narayanan was both a director and an employee of the Company until November 30, 2014, after which date he was solely a director. Represents the amount that Mr. Narayanan received as salary as an employee of the Company in lieu of any retainers or attendance fees that Mr. Narayanan would otherwise be entitled to as a member of the Board.

[6]

Represents a lump sum payment of approximately $47,300 received by Mr. Narayanan under the Company’s India Gratuity Plan upon his termination of employment with the Company on November 30, 2014. The lump sum payment was determined by multiplying the number of years of service with the Company by a defined percentage of Mr. Narayanan’s final monthly rate of salary and paid in Indian rupees. The reported amount was converted to U.S. dollars at the rate of 63.59 rupees per U.S. dollar, the exchange rate as of December 31, 2014.

The following table sets forth the aggregate number of stock awards and the aggregate number of stock options held by each of our Directors at December 31, 2014.

Name	Aggregate Number of Stock Awards (#) [1]	Aggregate Number of Stock Options (#)
Maureen Breakiron-Evans	16,895	100,027
John N. Fox, Jr.	4,117	118,327
Robert W. Howe [2]	—	—
John E. Klein	5,145	70,027
Leo S. Mackay, Jr.	8,623	40,027
Lakshmi Narayanan	4,117	30,027
Michael Patsalos-Fox	9,695	40,027
Robert E. Weissman	5,145	80,027
Thomas M. Wendel	5,145	60,027

[1]

Includes the restricted stock units granted in 2014, with respect to which the settlement has been delayed for some directors, as described above. For Ms. Breakiron-Evans, Mr. Mackay, Jr. and Mr. Patsalos-Fox, also includes 11,750, 4,506 and 5,578 deferred stock units, respectively, to be settled upon the Director’s termination of service on our Board.

[2]	Mr. Howe forfeited all his stock awards and his 21,560 unvested stock options upon his death in 2014.

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PROPOSALS TO BE VOTED ON — PROPOSAL 1

Election of Directors

At the Annual Meeting, two (2) Class II Directors and four (4) Class III Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2016 or until their successors shall have been duly elected and qualified, subject to such director’s prior death, resignation, retirement, disqualification or removal from office.

We currently have nine (9) Directors. A majority of the votes cast is required for the election of directors at the Annual Meeting. A majority of the votes cast means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

In accordance with our By-laws and Corporate Governance Guidelines, the Board will nominate for election or re-election as a Director only candidates who agree to tender, promptly following their failure to receive the required vote for election or re-election at the next meeting at which they would face election or re-election, an irrevocable resignation that will be effective upon acceptance by the Board. In addition, the Board will fill Director vacancies and new directorships only with candidates who agree to tender the same form of resignation, promptly following their appointment to the Board.

If an incumbent Director fails to receive the required vote for re-election, then, within 90 days following certification of the stockholder vote, the Nominating and Corporate Governance Committee will act to determine whether to accept the Director’s resignation and will submit the recommendation for prompt consideration by the Board, and the Board will act on the Nominating and Corporate Governance Committee’s recommendation.

Thereafter, the Board will promptly disclose its decision-making process and decision regarding whether to accept the Director’s resignation offer (or the reason(s) for rejecting the resignation offer, if applicable) in a Form 8-K furnished to the SEC.

Any Director who tenders his or her resignation pursuant to this provision of our Corporate Governance Guidelines may not participate in the Nominating and Corporate Governance Committee recommendation or Board action regarding whether to accept the resignation offer. If each member of the Nominating and Corporate Governance Committee fails to receive the required vote in favor of his or her election in the same election, then those independent Directors who did receive the required vote will appoint a committee amongst themselves to consider the resignation offers and recommend to the Board whether to accept them. However, if the only Directors who did not receive the required vote in the same election constitute three or fewer Directors, all Directors may participate in the action regarding whether to accept the resignation offers.

As set forth in our Certificate of Incorporation, the terms of office of the members of the Board of Directors are currently divided into three classes, which division will terminate at the 2016 Annual Meeting of Stockholders. Our Certificate of Incorporation further provides that each director elected at or after the 2014 Annual Meeting of Stockholders will serve for a term expiring at the first annual meeting of stockholders held after such director’s election, subject to such director’s prior death, resignation, retirement, disqualification or removal from office.

The current class composition is as follows: Class I, whose term will expire at the 2016 Annual Meeting of Stockholders; Class II, whose term currently expires at the 2015 Annual Meeting of Stockholders and whose new term will expire at the 2016 Annual Meeting of Stockholders; and Class III, whose term currently expires at the 2015 Annual Meeting of Stockholders and whose new term will expire at the 2016 Annual Meeting of Stockholders. The current Class I Directors are Maureen Breakiron-Evans, John E. Klein, and Lakshmi Narayanan; the current Class II Directors are Michael Patsalos-Fox and Robert E. Weissman; and the current Class III Directors are Francisco D’Souza, John N. Fox, Jr., Leo S. Mackay, Jr. and Thomas M. Wendel.

There are no family relationships among any of our executive officers, directors and key employees.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Class A Common Stock represented thereby for the election as directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast

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PROPOSALS TO BE VOTED ON — PROPOSAL 1 — Election of Directors

for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

A director nominee will be elected to the Board of Directors if the votes cast “for” the nominee exceed the votes cast “against” the nominee. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the Class II and Class III Director nominees.

NOMINEES FOR CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2016 ANNUAL MEETING)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class II Directors are as follows:

Name	Age	Served as a Director Since	Current Positions with Cognizant
Michael Patsalos-Fox	62	2012	Director
Robert E. Weissman	74	2001	Director

The principal occupations and business experience, for at least the past five years, of each Class II Nominee for election at the 2015 Annual Meeting are as follows:

MICHAEL PATSALOS-FOX	Age 62

Michael Patsalos-Fox was appointed to the Board of Directors in July 2012. Mr. Patsalos-Fox currently serves as Chief Executive Officer of Stroz Friedberg, a global investigation and cyber security firm, effective November 2013. Mr. Patsalos-Fox was a Senior Partner at McKinsey & Company, a global management consulting firm (“McKinsey”), until October 2013. Mr. Patsalos-Fox served as a member of McKinsey’s operating committee and was a leader of McKinsey’s new business growth opportunities around data, analytics, and software until June 2012. Mr. Patsalos-Fox held various other positions with McKinsey since 1981, including Managing Partner of the New York and New Jersey offices. He also served on McKinsey’s Board of Directors from 1998 through 2010. From 2003 through 2009, Mr. Patsalos-Fox also served as Chairman, the Americas, for McKinsey. Mr. Patsalos-Fox received a Bachelor of Science degree from the University of Sydney and a Master of Business Administration degree from the International Institute for Management Development in Lausanne, Switzerland.

ROBERT E. WEISSMAN	Age 74

Robert E. Weissman was elected to the Board of Directors in May 2001. Mr. Weissman retired in 2001 after nearly thirty years serving as Chief Executive Officer for several public corporations. Most recently, Mr. Weissman was Chairman of the Board of Directors of IMS Health, a provider of information to the pharmaceutical and healthcare industries. He served as both Chairman and Chief Executive Officer of IMS Health from 1998 to 1999. Prior to his position with IMS Health, Mr. Weissman was Chairman and Chief Executive Officer of Cognizant Corporation and, prior to that, was Chairman and Chief Executive Officer of The Dun & Bradstreet Corporation. Prior to his election as Chairman and Chief Executive Officer of The Dun & Bradstreet Corporation in 1995, he held the position of President and Chief Operating Officer of that company from 1985. Mr. Weissman joined The Dun & Bradstreet Corporation in 1979, when The Dun & Bradstreet Corporation acquired National CSS, a computer time-sharing company, of which he was President and Chief Executive Officer. Since his retirement,

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PROPOSALS TO BE VOTED ON — PROPOSAL 1 — Election of Directors

Mr. Weissman has been active as Chairman of Shelburne Investments, a private investment company that works with emerging companies in the United States and Europe. Mr. Weissman has previously served on the Board of Directors of State Street Corporation and Pitney Bowes, Inc. Mr. Weissman graduated from Babson College in 1964. He serves on Babson’s Board of Trustees, and received an honorary Doctor of Laws degree from Babson in 1995.

NOMINEES FOR CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2016 ANNUAL MEETING)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class III Directors are as follows:

Name	Age	Served as a Director Since	Positions with Cognizant
Francisco D’Souza	46	2007	Chief Executive Officer and Director
John N. Fox, Jr.	72	2007	Director
Leo S. Mackay, Jr.	53	2012	Director
Thomas M. Wendel	78	2001	Director

The principal occupations and business experience, for at least the past five years, of each Class III Nominee for election at the 2015 Annual Meeting are as follows:

FRANCISCO D’SOUZA	Age 46

Francisco D’Souza was appointed Chief Executive Officer and became a member of the Board of Directors, effective January 1, 2007. Mr. D’Souza served as our President from January 2007 through February 2012 and as our Chief Operating Officer from December 2003 through December 2006. Prior to that, from November 1999 to December 2003, he served as our Senior Vice President, North American Operations and Business Development. From March 1998 to November 1999, he served as our Vice President, North American Operations and Business Development and as our Director-North American Operations and Business Development from June 1997 to March 1998. From January 1996 to June 1997, Mr. D’Souza was engaged as our consultant. From February 1995 to December 1995, Mr. D’Souza was employed as Product Manager at Pilot Software. Between 1992 and 1995, Mr. D’Souza held various marketing, business development and technology management positions as a Management Associate at The Dun & Bradstreet Corporation. While working at The Dun & Bradstreet Corporation, Mr. D’Souza was part of the team that established the software development and maintenance business conducted by us. Mr. D’Souza has served on the Board of Directors of General Electric Company since 2013, where he is currently a member of the Audit Committee and the Science and Technology Committee. Mr. D’Souza also serves on the Board of Trustees of Carnegie Mellon University, as Co-Chairman of the Board of Trustees of The New York Hall of Science and on the Board of Directors of the U.S.-India Business Council, and is a member of the Business Roundtable. Mr. D’Souza holds a Bachelor of Business Administration degree from the University of Macau (formerly known as the University of East Asia) and a Master of Business Administration degree from Carnegie Mellon University.

JOHN N. FOX, JR.	Age 72

John N. Fox, Jr., was appointed to the Board of Directors in December 2007. Mr. Fox formerly served as Vice Chairman of Deloitte & Touche LLP and Global Director, Strategic Clients for Deloitte Consulting, from 1998 to 2003. Mr. Fox held various other positions with Deloitte Consulting from 1968 to 2003, and in addition to his responsibilities as Vice Chairman and Global Director, he also served on Deloitte Touche Tohmatsu’s Board of Directors and was a member of the Governance (Executive) Committee from 1998 to 2003. Mr. Fox has served on the Board of Directors of VASCO Data Security International, Inc. since 2005, where he is currently the Chairman of the Compensation Committee and a member of the Audit Committee and the Nominating and Corporate Governance Committee. Mr. Fox also serves as a Trustee for Wabash College and the Steppenwolf Theatre Company. Mr. Fox received his Bachelor of Arts degree from Wabash College and his Master of Business Administration degree from the University of Michigan.

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PROPOSALS TO BE VOTED ON — PROPOSAL 1 — Election of Directors

LEO S. MACKAY, JR.	Age 53

Leo S. Mackay, Jr. was appointed to the Board of Directors in September 2012. Mr. Mackay is Vice President, Ethics and Sustainability at Lockheed Martin Corporation (“Lockheed”), a defense contractor engaged in the research, design, development, manufacture and integration of products and services. Mr. Mackay also served in various other positions for Lockheed, including Vice President, Corporate Business Development, from 2007 through 2011, in which he was responsible for leading Lockheed’s strategic customer relationship development, and as President, ICGS LLC and Vice President and General Manager, Coast Guard Systems, from 2005 through 2007. From 2003 through 2005, Mr. Mackay served as Chief Operations Officer for ACS State Healthcare LLC. Mr. Mackay received a Bachelor of Science degree from the United States Naval Academy, a Master of Public Policy from Harvard University – John F. Kennedy School of Government, and a Ph.D. in Public Policy from Harvard University.

THOMAS M. WENDEL	Age 78

Thomas M. Wendel was elected to the Board of Directors in June 2001. In July 2000, Mr. Wendel retired as the Chairman of the Board, President and Chief Executive Officer of Bridge Information Systems, Inc. (“Bridge”), a global financial information, transaction services, and network services company. Prior to joining Bridge in 1995, Mr. Wendel was founding President and Chief Executive Officer of Liberty Brokerage Inc., a U.S. government securities brokerage firm. Mr. Wendel previously served in various positions at Paine Webber, Inc., including Chief Financial Officer, Executive Vice President and Managing Director. Prior to joining Paine Webber in 1982, Mr. Wendel was Senior Vice President and Chief Financial Officer of Pan American World Airways. Mr. Wendel holds a Bachelor of Science degree in Mathematics from Ursinus College, a Master of Arts in Economics from San Jose State College, and a Master in Business Administration from the University of Santa Clara.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2016 ANNUAL MEETING)

The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Positions with Cognizant
Maureen Breakiron-Evans	60	2009	Director
John E. Klein	73	1998	Chairman of the Board and Director
Lakshmi Narayanan	62	2003	Vice Chairman of the Board and Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

MAUREEN BREAKIRON-EVANS	Age 60

Maureen Breakiron-Evans was elected to the Board of Directors in May 2009. Ms. Breakiron-Evans served as Chief Financial Officer of Towers Perrin from January 2007 to April 2008. From February 2005 to October 2006, Ms. Breakiron-Evans served as Vice President and General Auditor of CIGNA Corporation where she was responsible for managing the enterprise risk management and internal audit functions. From 2001 to 2004, Ms. Breakiron-Evans served as Executive Vice President and Chief Financial Officer at Inovant, LLC, which is VISA’s captive technology development and transaction processing company. Prior to that, Ms. Breakiron-Evans held several positions at Transamerica Corporation, a provider of insurance, investments, and retirement products and services, including Vice President and General Auditor, Vice President of Control and Services and President of Transamerica Business Technologies Corp. Ms. Breakiron-Evans began her career as a financial auditor, ultimately serving as an Audit Partner with Arthur Andersen & Co. Ms. Breakiron-Evans has served on the Board of Directors of Heartland Payment Systems, Inc, a provider of payment processing services, since 2012, where she is currently the Chairman of the Audit Committee. Ms. Breakiron-Evans has previously served on the Board of Directors of the Federal Home Loan Bank of Pittsburgh, a private government sponsored-enterprise, and ING Direct, an Internet bank. Ms. Breakiron-Evans received a Bachelor of Business Administration degree from Stetson University, a Master of Business Administration degree from Harvard Business School and a Master of Liberal Arts degree from Stanford University. She is also a Certified Public Accountant in the State of California.

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PROPOSALS TO BE VOTED ON — PROPOSAL 1 — Election of Directors

JOHN E. KLEIN	Age 73

John E. Klein was elected to the Board of Directors in March 1998 and elected to serve as our Chairman of the Board in December 2003. Mr. Klein currently serves as President and Chief Executive Officer of Polarex, Inc., an organization providing executive support to software and services companies, where he has been employed since 1994. Prior to that, Mr. Klein held various positions at various companies, including President and Chief Executive Officer of MDIS Group PLC, a UK listed software and services company, and Vice President at both Digital Equipment Corporation and IBM. Mr. Klein has previously served as Chairman of the Board of Directors of Glovia International and PRO IV Limited, two enterprise software and services companies. Mr. Klein holds a Bachelor of Science degree from the U.S. Merchant Marine Academy and a Master of Business Administration degree from New York University.

LAKSHMI NARAYANAN	Age 62

Lakshmi Narayanan was elected to the Board of Directors in December 2003 and elected to serve as our Vice Chairman of the Board of Directors in January 2007. Mr. Narayanan served as our Chief Executive Officer from December 2003 through December 2006 and thereafter remained as an employee with the title of Vice Chairman until November 2014. Mr. Narayan served as our President from March 1998 through December 2006. Mr. Narayanan joined our Indian subsidiary as Chief Technology Officer in 1994 and was elected President of such subsidiary in 1996. Prior to joining us, from 1975 to 1994, Mr. Narayanan was the regional head of Tata Consultancy Services, a large consulting and software services company located in India. Mr. Narayanan serves on the Board of Directors of TVS Capital Funds Limited, a private investment management company in India, where he is currently the Chairman of the Governance Committee. Mr. Narayanan is also the Chairman of the Board of Governors of ICT Academy of Tamil Nadu, a not-for-profit training and research institution established as a public-private partnership between various Indian governmental entities and IT and technology companies. Additionally, Mr. Narayanan serves on the Board of Directors of the National Skills Development Corporation, a not-for-profit organization to promote skills development established as a public-private partnership in India, where he is the Chairman of the Nomination and Corporate Governance Committee. Mr. Narayanan holds a Bachelor of Science degree, a Master of Science degree and a Management degree from the Indian Institute of Science.

DIRECTOR EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

We believe that the backgrounds and qualifications of our Directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board is composed of a diverse group of leaders in their respective fields. Many of the current Directors have leadership experience at major domestic and international companies with operations inside and outside the United States, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. Other Directors have experience as officers or trustees of significant academic, research and philanthropic institutions, which brings unique perspectives to the Board. Further, the Company’s Directors have other experience that makes them valuable members, such as prior public policy or regulatory experience that provides insight into issues faced by companies.

The following highlights the specific experience, qualifications, attributes and skills of our individual Board members that have led the Nominating and Corporate Governance Committee to conclude that these individuals should continue to serve on our Board:

Maureen Breakiron-Evans

•  Global business experience as the Chief Financial Officer of Towers Perrin, Executive Vice President of VISA/Inovant, General Auditor of CIGNA Corporation and various executive positions at Transamerica Corporation.

•  Enterprise Risk Management experience at each of the above named companies.

•   Audit Partner at Arthur Andersen & Co.

•  Outside board and audit committee experience as a director of Heartland Payment Systems, Inc.

•   Outside board and audit committee experience as a director of ING Direct.

•  Certified Public Accountant.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	18

PROPOSALS TO BE VOTED ON — PROPOSAL 1 — Election of Directors

Francisco D’Souza

•  Global business experience in various roles with our Company as well as The Dun & Bradstreet Corporation over the past twenty years.

•   Over twenty years’ experience in the technology industry.

•  Outside board experience as a director of General Electric Company.

•   Member of the Business Roundtable, an association of chief executive officers of leading U.S. companies that develops, recommends and advocates for innovative policy solutions that help expand U.S. economic opportunity.

•   Experience as a trustee of a charitable organization.

•   Experience as a university trustee.

John N. Fox, Jr.

•  Global business experience as Vice Chairman at Deloitte & Touche LLP and Global Director at Deloitte Consulting.

•   Over thirty-five years’ experience consulting and advising clients on large scale, complex transactions, including strategic initiatives, new business models, reengineered business processes, merger integration and organizational change.

•  Experience as a college trustee.

•  Outside board experience as a director of VASCO Data Security International, Inc.

John E. Klein

•  Over thirty-five years’ experience in the high technology field with global firms such as IBM, Digital Equipment and MDIS.

•   Global business experience as President and Chief Executive Officer of Polarex, Inc., an organization providing executive support to software and services companies.

•   Outside board experience as a director of various software and servicing companies.

Leo S. Mackay, Jr.

•  Global business experience with Lockheed Martin Corporation, ACS State Healthcare and Bell Helicopter.

•   Experience with corporate governance, ethics, compliance and sustainability as a Vice President and an elected corporate officer of Lockheed Martin Corporation.

•   Outside board experience as Chair of the Board of Visitors of the Graduate School of Public Affairs at the University of Maryland, and a director of the Center for a New American Security.

•   Leadership experience as a former Navy F-14 pilot, a Naval Fighter Weapons School graduate and a veteran of Operation Earnest Will.

Lakshmi Narayanan

•  Over thirty years’ experience in the technology field.

•   Affiliation with a leading software and services organization. Former Chairman of the National Association of Software and Services Companies (NASSCOM). Continues to serve on the Past Chairmen’s council on policy matters.

•  Directed the course of the industry by managing large programs.

•   Outside board experience as a director of TVS Capital Funds Limited, U.S. India Business Council (USIBC), a trade and investment promotion council, and certain charitable foundations, including United Way of Chennai, a chapter of United Way Worldwide, and the Cognizant Foundation.

Michael Patsalos-Fox

•  Over thirty years of international business experience at McKinsey & Company.

•   Leadership experience as a member of McKinsey’s Operating Committee, and previously as head of its Americas region, New York and New Jersey Offices, the North American Corporate Finance and Strategy practice, and the European Telecoms practice.

•  Experience developing corporate strategies and working with technology companies.

Robert E. Weissman

•  Over thirty years’ experience as Chief Executive Officer of several public corporations.

•   Private equity management experience as Chairman of Shelburne Investments, a private investment company working with emerging companies in the United States and Europe.

•   Affiliation with leading business and public policy associations (including the Business Roundtable, the Institute of Management Accountants, the Society of Manufacturing Engineers, the Institute of Electrical and Electronic Engineers, and the Committee for Economic Development).

•  Outside board experience as a director of State Street Corporation, Pitney Bowes, Inc. and Information Services Group.

•   Experience as a college trustee.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	19

PROPOSALS TO BE VOTED ON — PROPOSAL 1 — Election of Directors

Thomas M. Wendel

•   Global business experience as Chairman, President and Chief Executive Officer of Bridge Information Systems, Inc.

•   Founder of Liberty Brokerage, Inc.

•   Experience as Chief Financial Officer, Executive Vice President and Managing Director of Paine Webber, Inc. and Senior Vice President and Chief Financial Officer of Pan American World Airways.

•   Outside board experience as a director of several public and private companies.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	20

PROPOSAL 2

Advisory Vote on Executive Compensation (Say-on-Pay)

BACKGROUND

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, requires that our stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation at the Annual Meeting, commonly referred to as a “Say-on-Pay” vote.

The advisory vote on executive compensation is a non-binding vote on the compensation of our “named executive officers,” or “Named Executives”, as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement. Please read the Compensation Discussion and Analysis section starting on page 35 of this proxy statement for a detailed discussion about our executive compensation programs, including information about the fiscal 2014 compensation of our Named Executives.

The advisory vote on executive compensation is not a vote on our general compensation policies, the compensation of our Board of Directors or our compensation policies as they relate to risk management. The Dodd-Frank Act requires that we hold the advisory vote on executive compensation at least once every three years. At the 2011 Annual Meeting of Stockholders, the Company’s stockholders recommended, on an advisory basis, that the stockholder vote on the compensation of our Named Executives occur every year. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at our 2016 Annual Meeting of Stockholders.

The Compensation Committee of our Board of Directors oversees and administers our executive compensation program, including the evaluation and approval of compensation plans, policies and programs offered to our Named Executives. The Compensation Committee has designed the executive compensation program for our Named Executives to meet the following objectives:

•	Ensure executive compensation is aligned with our corporate strategies and business objectives.

•

Subject a substantial portion of an executive officer’s compensation to achieving both short-term and long-term performance objectives that enhances stockholder value by linking rewards to measurable corporate and individual performance.

•	Reinforce the importance of meeting and exceeding identifiable and measurable goals through superior awards for superior performance.

•	Provide total direct compensation that is competitive in markets in which we compete for management talent in order to attract, retain and motivate the best possible executive talent.

•	Provide an incentive for long-term continued employment with our Company.

•	Reinforce our desired culture and unique corporate environment by fostering a sense of ownership, urgency and overall entrepreneurial spirit.

We believe our approach to goal setting and setting of targets with payouts at multiple levels of performance assists in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executives. Several features of our programs reflect sound risk management practices. We believe we have allocated our compensation among base salary and short and long-term compensation target opportunities in such a way as to not encourage excessive risk-taking. In addition, we believe that the mix of equity award instruments used under our long-term incentive program that includes full value awards as well as the multi-year vesting of our equity awards also mitigate risk and properly account for the time horizon of risk. The Compensation Discussion and Analysis section starting on page 35 of this proxy statement provides a more detailed discussion of our executive compensation program and compensation philosophy.

The vote solicited by this Proposal No. 2 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee. The outcome of the vote will not require the Company, our Board of Directors or our Compensation Committee to take any action, and will not be construed as overruling any decision by the Company or the Board of Directors.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	21

PROPOSAL 2 — Advisory Vote on Executive Compensation (Say-on-Pay)

Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our Named Executives that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board of Directors, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns. At the Company’s Annual Meeting of Stockholders held on June 3, 2014, approximately 98.7% of the votes cast on the Say-on-Pay proposal at that meeting were voted in favor of the proposal.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 2:

RESOLVED, that the stockholders of Cognizant Technology Solutions Corporation approve, on an advisory basis, the compensation of the Company’s Named Executives, disclosed pursuant to Item 402 of Regulation S-K in the Company’s definitive proxy statement for the 2015 Annual Meeting.

VOTE REQUIRED

The approval of this proposal requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD

The Board of Directors unanimously recommends a vote FOR the approval of the advisory (non-binding) vote on executive compensation.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	22

PROPOSAL 3

Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2015. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our selection of PricewaterhouseCoopers LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our selection is a good corporate governance practice.

PricewaterhouseCoopers LLP served as our independent registered public accounting firm in 2014 and, together with its predecessor firm, Coopers & Lybrand LLP, has continuously served in that capacity since before we became a public company in 1998. To assure continuing audit independence, the Audit Committee periodically considers whether there should be a regular rotation of the accounting firm that is retained, and considers the advisability and potential impact of selecting a different accounting firm. Our Audit Committee is also responsible for the audit fee negotiations associated with the accounting firm. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services.

In accordance with SEC rules and PricewaterhouseCoopers LLP policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide services to our Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. Our Audit Committee and its chairperson are directly involved in the selection of the lead audit partner at the start of each rotation.

In the event that the selection of PricewaterhouseCoopers LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it selects the independent auditors for 2016. Even if the selection of PricewaterhouseCoopers LLP is ratified, the Audit Committee retains the discretion to select a different independent auditor at any time if it determines that such a change is in the interests of the Company. One or more representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

The members of our Audit Committee and our Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders.

VOTE REQUIRED

This proposal requires the affirmative vote of a majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of PricewaterhouseCoopers LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD

The Board of Directors unanimously recommends a vote FOR the Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	23

PROPOSAL 4

Stockholder Proposal Regarding Stockholder Action by Written Consent

The Company has been advised that James McRitchie and Myra K. Young, 9295 Yorkship Court, Elk Grove, California 95758, beneficial owners of 100 shares of the Company’s common stock, intend to submit the proposal set forth below at the Annual Meeting. Mr. McRitchie and Ms. Young have delegated John Chevedden to act on their behalf regarding the proposal.

Proposal 4 — Right to Act by Written Consent

Resolved, Shareholders request that our Board of Directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law.

The shareholders of Wet Seal (WTSLA) successfully used written consent to replace certain underperforming directors in 2012. This proposal topic also won majority shareholder support at 13 major companies in a single year. This included 67%-support at both Allstate and Sprint. Hundreds of major companies enable shareholder action by written consent.

Taking action by written consent in lieu of a meeting is a means shareholders can use to raise important matters outside the normal annual meeting cycle. A study by Harvard professor Paul Gompers supports the concept that shareholder dis-empowering governance features, including restrictions on shareholder ability to act by written consent, are significantly related to reduced shareholder value.

A shareholder right to act by written consent and to call a special meeting are 2 complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle.

A shareholder right to act by written consent is one method to equalize our limited provisions for shareholders to call a special meeting. Delaware law allows 10% of shareholders to call a special meeting without mandating a holding period. However it takes 25% of Cognizant shareholders, from only those shareholders with at least one-year of continuous stock ownership, to call a special meeting.

Thus potentially 50% of Cognizant shareholders could be disenfranchised from having any voice whatsoever in calling a special meeting due to the Cognizant one-year lock-out period. The average holding period for stock is less than one-year according to “Stock Market Investors Have Become Absurdly Impatient.”

Please vote to enhance shareholder value:

Right to Act by Written Consent – Proposal 4

THE BOARD’S STATEMENT OF OPPOSITION

Mr. Chevedden submitted a substantially identical proposal for consideration at the Company’s 2013 annual meeting. The Company’s stockholders rejected the proposal at the 2013 annual meeting, and the Board of Directors UNANIMOUSLY recommends that stockholders vote AGAINST this proposal once again.

This proposal could distract the Board and management, potentially undermining the Company’s future performance.

Under the proposal, one or more stockholders, no matter how small their holdings, would be able to solicit written consents at any time and as frequently as they choose on a range of issues, some of which may be duplicative or conflicting and be entirely self-interested, with no relation to maximizing value for all stockholders. This could lead to a disordered state of corporate affairs, serve as a distraction to the Board and management and impose significant burdens on the Company with little or no corresponding benefit to stockholders.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	24

PROPOSAL 4 — Stockholder Proposal Regarding Stockholder Action by Written Consent

Further, allowing stockholder action by written consent would leave the Company and its stockholders constantly vulnerable to small groups of activist investors who do not owe fiduciary duties to the Company and who have only their own short-term interests in mind. Action by written consent could allow these stockholders to use the written consent procedure to take action (including agreeing to sell the Company) without a meeting and without giving notice to the other stockholders or the Company. This would deprive stockholders of an opportunity to participate in a meeting, consider arguments for and against a proposed action and deliberate in an open and clear manner prior to voting.

Permitting solicitations and actions outside of (and in addition to) the traditional setting of a stockholder meeting would place the Company under constant threat from these short-term activists, distracting management and the Board from their focus on increasing stockholder value over the long-term. The following 10-year performance graph, presented in the same form (other than number of years covered) and with the same peer group index as the 5-year performance graph included in our Annual Report on Form 10-K for the year ended December 31, 2014, demonstrates the value that our long-term approach has had for our stockholders.

COMPARISON OF CUMULATIVE TOTAL RETURN 1,2

Among Cognizant, the S&P 500 Index, NASDAQ-100 Index,

and a Peer Group Index 3 (Capitalization Weighted)

Company / Index	Base Period 12/31/04	12/31/06	12/31/08	12/31/10	12/31/12	12/31/14
COGNIZANT TECHNOLOGY SOLUTIONS CORP	$100	$182.28	$85.33	$346.28	$349.08	$497.61
S&P 500 INDEX	100	121.48	80.74	117.49	139.17	209.47
NASDAQ-100	100	108.38	74.74	136.81	164.14	261.32
PEER GROUP	100	135.62	82.99	195.76	163.06	243.43

[1]	Graph assumes $100 invested on December 31, 2004 in our Class A common stock, the S&P 500 Index, the NASDAQ-100 Index, and the Peer Group Index (capitalization weighted).

[2]	Cumulative total return assumes reinvestment of dividends.

[3]

We have constructed a Peer Group Index of other information technology consulting firms consisting of Accenture plc., Computer Sciences Corporation, Computer Task Group, Inc., ExlService Holdings Inc. (from December 20, 2006, when it began trading), Genpact Limited (from August 2, 2007, when it began trading), iGate Corp., Infosys Ltd., Sapient Corp., Syntel Inc., Wipro Ltd. (from July 26, 2006, when it began trading) and WNS (Holdings) Limited.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	25

PROPOSAL 4 — Stockholder Proposal Regarding Stockholder Action by Written Consent

As shown by the table above, the Company’s performance over the last ten years has significantly exceeded the S&P 500 Index, the NASDAQ-100 and the Peer Group Index. The Company has been able to achieve this strong performance in part because management and the Board have been able to take actions that they believe will lead to the long-term success of the business, without operating under the constant threat that would be posed if short-term activists could act by written consent at any time, and at all times. The Board and management respectfully request that stockholders reject this proposal to distract the Board and management from their objective of creating long-term value for ALL stockholders.

The Company’s stockholders already have the right to call a special meeting at any time.

We believe stockholder rights are better protected by the Company’s current special meeting provisions, which provide that stockholders may propose any proper matter for a vote at our annual meeting and that any stockholder, or group, owning at least 25% of the Company’s Class A Common Stock continuously for at least one year, has the right to call a special meeting of stockholders at any time. Consequently, stockholders currently have the ability to raise important matters and bring such matters to a vote of other stockholders at any time during the year. All stockholders have the opportunity to express views and vote on proposed actions and to participate in such meetings, which occur at a time and date announced publicly in advance.

The Company’s existing corporate governance practices and policies already ensure stockholder democracy and the accountability of our Board of Directors.

The Board believes that the adoption of this proposal is ill-advised in light of the sound corporate governance practices and stockholder protections the Company currently has in place. In addition to providing for stockholders’ right to call special meetings, the Company has been responsive to stockholder input and enhanced its governance practices and policies over the past several years to ensure the rights of our stockholders and the accountability of our Board of Directors, including:

•

Majority Voting in Director Elections. The Company’s Amended and Restated By-Laws provide that, in an uncontested election of directors, a director nominee must receive more “for” votes than “against” votes to be elected. Our Corporate Governance Guidelines provide that any incumbent director nominee who fails to receive the requisite number of votes is expected to tender his or her resignation.

•

Board Declassification. In 2013, the Board of Directors recommended and the stockholders approved an amendment to the Company’s Certificate of Incorporation to declassify our Board of Directors and provide for the annual election of all directors by 2016.

•

No Poison Pill. In 2003, the Company adopted a Rights Plan. That plan expired by its terms on March 5, 2013, and the Company decided not to adopt a new plan or amend the existing one to extend its term.

We believe that our existing corporate governance practices and policies strike the optimal balance between facilitating the monitoring of Board members by stockholders and enabling stockholders to act quickly in support of their interests, while avoiding the governance risk associated with the ability of stockholders to act by written consent.

VOTE REQUIRED

The approval of this proposal requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote AGAINST the proposal regarding stockholder action by written consent.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	26

Executive Officers

The following table identifies our current executive officers:

Name	Age	Position	In Current Position Since
Francisco D’Souza [1]	46	Chief Executive Officer and Director	2007
Gordon J. Coburn [2]	51	President	2012
Karen McLoughlin [3]	50	Chief Financial Officer	2012
Ramakrishnan Chandrasekaran [4]	57	Executive Vice Chairman, Cognizant India	2013
Rajeev Mehta [5]	48	Chief Executive Officer, IT Services	2013
Malcolm Frank [6]	48	Executive Vice President, Strategy and Marketing	2012
Steven Schwartz [7]	47	Executive Vice President, Chief Legal and Corporate Affairs Officer	2013
Sridhar Thiruvengadam [8]	51	Chief Operating Officer	2013
Ramakrishna Prasad Chintamaneni [9]	45	Executive Vice President and President, Banking and Financial Services	2013
Venkat Krishnaswamy [10]	61	Executive Vice President and President, Healthcare & Life Sciences	2013
Debashis Chatterjee [11]	49	Executive Vice President and President, Technology Solutions	2013
Dharmendra Kumar Sinha [12]	52	Executive Vice President and President, Client Services	2013
Sumithra Gomatam [13]	47	Executive Vice President and President, Industry Solutions	2013

[1]	See biography on page 16 of this proxy statement.

[2]

Gordon Coburn was appointed President of the Company, effective February 6, 2012. From March 1998 until February 2012, Mr. Coburn served as the Company’s Chief Financial Officer and Treasurer and from January 2007 until February 2012, Mr. Coburn also held the position of Chief Operating Officer. Mr. Coburn also served as the Company’s Executive Vice President from December 2003 through December 2006. From November 1999 to December 2003, he served as our Senior Vice President. He previously was our Vice President from 1996 to November 1999. Mr. Coburn served as Senior Director—Group Finance and Operations for Cognizant Corporation from November 1996 to December 1997. From 1990 to October 1996, Mr. Coburn held key financial positions with The Dun & Bradstreet Corporation. Mr. Coburn serves on the Board of Directors of The Corporate Executive Board Company. He also served on the Board of Directors of ICT Group, Inc. until its acquisition on February 2, 2010. Mr. Coburn holds a Bachelor of Arts degree from Wesleyan University and a Master of Business Administration degree from the Amos Tuck School at Dartmouth College, where he serves as a member of its MBA Advisory Board.

[3]

Karen McLoughlin was appointed Chief Financial Officer of the Company, effective February 6, 2012. She previously served as the Company’s Senior Vice President of Finance and Enterprise Transformation, a role she held since January 2010. In such role, Ms. McLoughlin was responsible for the Company’s worldwide financial planning and analysis, enterprise risk management and enterprise transformation functions, including the facilitation and execution of various internal reengineering and transformation initiatives designed to enable the Company’s strategic vision. From August 2008 to January 2010, Ms. McLoughlin served as the Company’s Senior Vice President of Finance, responsible for overseeing the Company’s global financial planning and analysis team and enterprise risk management, and from October 2003 until August 2008, Ms. McLoughlin served as the Company’s Vice President of Global Financial Planning and Analysis. Prior to joining Cognizant in October 2003, Ms. McLoughlin held various financial management positions at Spherion Corporation from August 1997 to October 2003 and at Ryder System Inc. from July 1994 to August 1997. Prior to joining Ryder, she spent six years in the South Florida Practice of Price Waterhouse (now PricewaterhouseCoopers). Ms. McLoughlin has a Bachelor of Arts degree in Economics from Wellesley College and a Master of Business Administration degree from Columbia University.

[4]

Ramakrishnan Chandrasekaran was appointed Executive Vice Chairman, Cognizant India, effective December 4, 2013. In this role, Mr. Chandrasekaran focuses on strengthening our strong relationship with industry bodies, driving strategic initiatives that strengthen outreach to the government, and further enhancing our brand equity through public relations in India. From February 2012 to December 2013, Mr. Chandrasekaran served as Group Chief Executive-Technology and Operations. In this role, Mr. Chandrasekaran was responsible for leading our solutions and delivery teams world-wide. From August 2006 to February 2012, he served as our President and Managing Director, Global Delivery, responsible for leading our global delivery organization, spearheading new solutions, and championing process improvements. Mr. Chandrasekaran served as our Executive Vice President and Managing Director from January 2004 through July 2006. Prior to that, from November 1999 to January 2004, he served as our Senior Vice President responsible for Independent Software Vendor relationships, key alliances, capacity growth, process initiatives, business development and offshore delivery. Mr. Chandrasekaran joined us as Assistant Vice President in December 1994, before being promoted to Vice President in January 1997. Prior to joining us, Mr. Chandrasekaran worked with Tata Consultancy Services. Mr. Chandrasekaran holds a Mechanical Engineering degree and Master of Business Administration degree from the Indian Institute of Management.

[5]

Rajeev Mehta was appointed Chief Executive Officer, IT Services, effective December 4, 2013. In this role, Mr. Mehta is responsible for market facing activities across the Company as well as for delivery across our IT Services business. From February 2012 to December 2013, Mr. Mehta served as Group Chief Executive-Industries and Markets. In this role, Mr. Mehta was responsible for leading our industry vertical and geographic market operations on a global basis. From August 2006 to February 2012, he served as our Chief Operating Officer, Global Client Services, responsible for our sales, business development and client

2015 Proxy Statement	Cognizant Technology Solutions Corporation	27

EXECUTIVE OFFICERS

relationship management organizations. Mr. Mehta served as Senior Vice President and General Manager of our Financial Services business segment from June 2005 to August 2006. From November 2001 to June 2005, he served as our Vice President and General Manager of our Financial Services business segment. From January 1998 to November 2001, Mr. Mehta served as our Director of the U.S. Central Region. Mr. Mehta served as our Senior Manager of Business Development from January 1997 to January 1998. Prior to joining Cognizant in 1997, Mr. Mehta was involved in implementing GE Information Services offshore outsourcing program and also held consulting positions at Deloitte & Touche and Andersen Consulting. Mr. Mehta holds a Bachelor of Science degree from the University of Maryland and a Master of Business Administration degree from Carnegie Mellon University.

[6]

Malcolm Frank was appointed Executive Vice President, Strategy and Marketing, effective February 6, 2012. Mr. Frank served as our Senior Vice President of Strategy and Marketing from August 2005 to February 2012. In both these roles, Mr. Frank’s responsibilities have included, and continue to include, directing all aspects of our corporate marketing function, including strategy and branding, industry and media relations, corporate communications and corporate marketing. From August 2005 until June 2009, Mr. Frank was also responsible for leading our field marketing function. Prior to joining Cognizant in August 2005, Mr. Frank was co-founder, President and Chief Executive Officer of CXO Systems, Inc., an independent software vendor providing dashboard solutions for senior managers, from March 2002 to July 2005. From June 1999 to September 2002, Mr. Frank was the founder, President, Chief Executive Officer and Chairman of Nervewire Inc. (“Nervewire”), a management consulting and systems integration firm. Prior to founding Nervewire, Mr. Frank was a co-founder, executive officer, and Senior Vice President at Cambridge Technology Partners, where he ran Worldwide Marketing, Business Development, and several business units, from January 1990 to June 1999. Mr. Frank graduated from Yale University with a degree in Economics.

[7]

Steven Schwartz was appointed Executive Vice President, Chief Legal and Corporate Affairs Officer on December 4, 2013. In this role, Mr. Schwartz is responsible for our global legal teams, our global government affairs efforts and our global security team. From July 2007 to December 2013, Mr. Schwartz served as Senior Vice President, General Counsel and Secretary, having global responsibility for managing Cognizant’s legal function. Mr. Schwartz, who joined Cognizant in 2001, previously served as Vice President and General Counsel, a position he held from March 2003 to July 2007. From April 2002 to March 2003, he served as our Vice President and Chief Corporate Counsel. From October 2001 to December 2002, he served as our Chief Corporate Counsel. Mr. Schwartz serves on the board of directors of Information Technology Industry Council and Citizen Schools. Mr. Schwartz holds a Bachelor of Business Administration degree from the University of Miami, a Juris Doctor degree from Fordham University School of Law and a Master of Law (in Taxation) degree from the New York University School of Law.

[8]

Sridhar Thiruvengadam was appointed Chief Operating Officer of the Company, effective May 8, 2013. Previously, from January 2012 to May 2013, Mr. Thiruvengadam served as an Executive Vice President of the Company, leading the global delivery operations for several of the Company’s industry verticals, and head of the Company’s Business Process Services (“BPS”) practice. From January 2010 to January 2012, Mr. Thiruvengadam served as a Senior Vice President and global head of BPS, infrastructure and testing services. From April 2007 to January 2010, Mr. Thiruvengadam served as the Company’s Chief People Officer in charge of talent acquisition, management, training and staffing. From March 2001 to March 2007, Mr. Thiruvengadam held several positions in the Company’s banking, financial services, healthcare and insurance practices, including Vice President and head of the Company’s insurance industry vertical. Mr. Thiruvengadam joined the Company as a project manager in November 1994. Mr. Thiruvengadam holds a M.Tech degree from the Indian Institute of Technology, Madras.

[9]

Ramakrishna Prasad Chintamaneni was appointed Executive Vice President and President, Banking and Financial Services, effective December 4, 2013. In this role, Mr. Chintamaneni is responsible for leading Banking and Financial Services. From 2011 to December 2013, Mr. Chintamaneni served as our Global Head of Banking and Financial Practice and was responsible for the practice’s sales, business development, consulting, client relationships, management and delivery, and global profit and loss. Previously, from 2010 to 2011, Mr. Chintamaneni served as our Global Head of Markets for the Banking and Financial Services Practice. From 2006 to 2009, he served as our Head of Banking and Financial Practice for North America. From 1999 through 2006, Mr. Chintamaneni served as our Client Partner, managing the relationships with several of our key Banking and Financial Services clients, and also led our U.S. Eastern Region’s Banking and Financial Services Practice. Prior to joining Cognizant in 1999, Mr. Chintamaneni spent seven years in the investment banking and financial services industry, including working at Merrill Lynch and its affiliates for five years as an Investment Banker and a member of Merrill’s business strategy committee in India. Mr. Chintamaneni serves on the Board of Directors of NPower, a nonprofit that helps nonprofits, schools and individuals build technology skills by harnessing the power of the technology community. Mr. Chintamaneni obtained his Bachelor of Technology degree in Chemical Engineering from the Indian Institute of Technology, Kanpur and a Postgraduate Diploma in Business Management from XLRI School of Management in India.

[10]

Venkat Krishnaswamy was appointed President, Healthcare & Life Sciences, effective December 4, 2013. In this role, Mr. Krishnaswamy is focused on delivering solutions and services to the healthcare industry. From February 2012 to December 2013, Mr. Krishnaswamy served as Executive Vice President of Healthcare and Life Sciences. From April 2007 to February 2012, Mr. Krishnaswamy served as Senior Vice President and General Manager of Healthcare and Life Sciences. Mr. Krishnaswamy served as Vice President—Projects from January 2003 to April 2007 and as Director of Projects from April 1999 to January 2003. Upon joining Cognizant in 1997, Mr. Krishnaswamy served as Senior Manager until April 1999. Between 1997 and 2003, Mr. Krishnaswamy served in our Banking & Financial Services Practice. Prior to joining Cognizant in 1997, Mr. Krishnaswamy spent over ten years in retail and commercial banking with Colonial State Bank (now Commonwealth Bank of Australia). Mr. Krishnaswamy holds a Bachelor of Engineering degree from the University of Madras and a Masters degree in Electrical Engineering from the Indian Institute of Technology New Delhi.

[11]

Debashis Chatterjee was appointed Executive Vice President and President, Technology Solutions, effective December 4, 2013. In this role, Mr. Chatterjee has responsibility for all of our horizontal practices within IT Services and is responsible for implementing best practices in service delivery and creating solutions across our horizontal practices. From May 2013 until his current appointment, Mr. Chatterjee served as Senior Vice President and Global Head, Technology and Information Services. From March 2012 to April 2013, he was Senior Vice President, Transformational Services. Previously, from April 2011 to January 2012, Mr. Chatterjee served as Vice President and Sectors Leader, Global Business Services, Global Delivery at IBM, a multinational technology and consulting company. From January 2010 to March 2011, Mr. Chatterjee was Senior Vice President and Global Head of Cognizant’s Banking and Financial Services practice (BFS), from April 2007 to December 2009, he was Senior Vice President and Global Delivery Head of BFS, and from April 2004 to March 2007, he was Vice President and Global Delivery Head of BFS. Prior to that, Mr. Chatterjee held various key management roles at Cognizant since joining us in 1996. Mr. Chatterjee has a Bachelor of Engineering in Mechanical Engineering from Jadavpur University in India.

[12]

Dharmendra Kumar Sinha was appointed Executive Vice President and President, Client Services, effective December 4, 2013. In this role, Mr. Sinha leads our global sales, field marketing and intermediary relations teams. He is also responsible for our strategic partnerships and alliances organization. From 2007 to December 2013, Mr. Sinha served as Senior Vice President and General Manager, Global Sales and Field Marketing. From 2004 to 2007, Mr. Sinha served as our Vice President, responsible for our Manufacturing, Logistics, Retail, Hospitality, and Technology verticals. In addition, he assumed the role of Head of Sales and managed our Field Marketing function. From January 2008 to December 2008, Mr. Sinha additionally managed the Insurance business unit. Prior to that, from 1998 to 2004, Mr. Sinha served as Director and subsequently as Vice President of the U.S. Western Region. From 1997 to 1998, Mr. Sinha served in various

2015 Proxy Statement	Cognizant Technology Solutions Corporation	28

EXECUTIVE OFFICERS

operational and business development positions. Prior to joining Cognizant in 1997, Mr. Sinha worked with Tata Consultancy Services and CMC Limited, an end-to-end IT solutions provider. Mr. Sinha has a Bachelor of Science Degree from Patna Science college, Patna and a Master’s Degree in Business Administration from Birla Institute of Technology, Mesra.

[13]

Sumithra Gomatam was appointed Executive Vice President and President, Industry Solutions, effective December 4, 2013. In this role, Ms. Gomatam oversees global delivery for all of our industry verticals and is responsible for implementing best practices in services delivery and for creating solutions across our industry practices. Ms. Gomatam also leads our Communications and High Technology business units. From July 2008 to December 2013, Ms. Gomatam served as Senior Vice President, Projects. In this role, Ms. Gomatam served initially as our Global Delivery Head and then as Global Practice Leader for our testing practice. From March 2006 to July 2008, Ms. Gomatam served as Vice President, Projects, leading global delivery and building out the testing practice. From 2001 to March 2006, Ms. Gomatam served as an Account Relationship Manager and as part of our Core Delivery Leadership Team in our banking and financial services practices. From 1995, when Ms. Gomatam joined us, until 2001, she held various key positions within The Dun & Bradstreet Corporation and Cognizant, including serving our banking and financial services clients on application development and application maintenance projects. Ms. Gomatam received her B.E. in Electronics and Communication from Anna University.

None of our executive officers is related to any other executive officer or to any of our Directors. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	29

Security Ownership of Certain Beneficial Owners and Management

CLASS A COMMON STOCK

The following tables set forth certain information with respect to holdings of our Class A Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Class A Common Stock as of December 31, 2014 and (ii) each of our Directors (which includes all nominees), each of our Named Executive Officers, and all Directors and executive officers as a group, as of March 31, 2015. Unless otherwise indicated, the address for the individuals below is our address. Except as otherwise noted below, none of the shares reported as beneficially owned are currently pledged as security for any outstanding loan or indebtedness.

SECURITY OWNERSHIP OF 5% STOCKHOLDERS

The following table sets forth the persons who, to our knowledge, beneficially owned as of December 31, 2014, more than 5% of the outstanding shares of our Class A Common Stock. This information is based upon information furnished to us by each such person and/or based upon public filings with the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group [1]
100 Vanguard Blvd.
Malvem, Pennsylvania 19355	33,182,156	5.4%
BlackRock, Inc. [2]
40 East 52nd Street
New York, NY 10022	32,829,677	5.4%

[1]

Based solely on a Schedule 13G filed by The Vanguard Group on February 11, 2015 for December 31, 2014. According to the Schedule 13G, The Vanguard Group is the beneficial owner of 33,182,156 shares of our Class A Common Stock. According to the cover pages of the Schedule 13G, the Vanguard Group has sole voting power over 1,056,375 shares of Class A Common Stock, sole dispositive power over 32,187,102 shares of Class A Common Stock and shared dispositive power of 995,054 shares of Class A Common Stock. The Schedule 13G reports that Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd., each a wholly-owned subsidiary of The Vanguard Group, Inc., are the beneficial owners of 827,654 and 396,121 shares of Class A Common Stock, respectively, as a result of their serving as investment manager of collective trust accounts and investment manager of Australian investment offerings, respectively.

[2]

Based solely on a Schedule 13G/A filed by BlackRock, Inc. on February 2, 2015 for December 31, 2014. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 27,689,411 shares of Class A Common Stock, sole dispositive power over 32,798,601 shares of Class A Common Stock, and shared voting and dispositive power over 31,076 shares of Class A Common Stock. The Schedule 13G reports that beneficial owner subsidiaries of the parent holding company are BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Deutschland AG, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (Korea) Ltd., BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC, BlackRock Japan Co Ltd, and BlackRock Life Limited.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	30

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

The following table sets forth the ownership of our Directors (which includes all nominees), each of our Named Executive Officers, and all Directors and executive officers as a group, as of March 31, 2015. This information is based upon information furnished to us by each such person and/or based upon Company records.

Name	Amount and Nature of Beneficial Ownership [1]	Percent of Class [2]
Directors (which includes all nominees) and Named Executive Officers:
Francisco D’Souza [3]	1,377,815	*
Gordon J. Coburn [4]	127,621	*
Karen McLoughlin [5]	95,916	*
Rajeev Mehta [6]	282,743	*
Malcolm Frank [7]	—	*
Maureen Breakiron-Evans [8]	77,280	*
John N. Fox, Jr. [9]	104,808	*
John E. Klein [10]	688,656	*
Leo S. Mackay, Jr. [11]	26,808	*
Lakshmi Narayanan [12]	300,990	*
Michael Patsalos-Fox [13]	36,808	*
Robert E. Weissman [14]	1,036,456	*
Thomas M. Wendel [15]	121,780	*
All Directors and executive officers as a group (21 persons) [16]	4,828,852	*

*	Less than one percent.

[1]

Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock shown as beneficially owned by such stockholder.

[2]

Applicable percentage of ownership is based on an aggregate of 610,499,069 shares of Class A Common Stock outstanding on March 31, 2015. Such percentage also takes into account the Class A Common Stock to which such individual or entity has the right to acquire beneficial ownership within sixty (60) days after March 31, 2015, including, but not limited to, through the exercise of options which are currently exercisable or which will become exercisable within such sixty (60)-day period; however, such Class A Common Stock will not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by Rule 13d-3(d)(1)(i) under the Exchange Act.

[3]

Includes 155,815 shares of Class A Common Stock owned of record, 980,000 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2015 or 60 days after such date and 242,000 shares of Class A Common Stock owned by the D’Souza Family 2012 Trust. Excludes 412,640 shares of Class A Common Stock underlying performance stock units and restricted stock units, which vest over time after such period. Also excludes 122,401 shares of Class A Common Stock underlying performance stock units granted in 2014, assuming 100% vesting based on target 2015 performance (see page 41 of this proxy statement for more information on these performance stock units).

[4]

Includes 87,621 shares of Class A Common Stock owned of record and 40,000 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2015 or 60 days after such date. Excludes 220,505 shares of Class A Common Stock underlying performance stock units and restricted stock units, which vest over time after such period. Also excludes 65,409 shares of Class A Common Stock underlying performance stock units granted in 2014, assuming 100% vesting based on target 2015 performance (see page 41 of this proxy statement for more information on these performance stock units).

[5]

Includes 25,916 shares of Class A Common Stock owned of record and 70,000 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2015. Excludes 85,719 shares of Class A Common Stock underlying performance stock units and restricted stock units, which vest over time after such period. Also excludes 31,199 shares of Class A Common Stock underlying performance stock units granted in 2014, assuming 100% vesting based on target 2015 performance (see page 41 of this proxy statement for more information on these performance stock units).

[6]

Includes 77,429 shares of Class A Common Stock owned of record, 102,656 shares of Class A Common Stock owned by the Rajeev Mehta 2012 Irrevocable Trust and 102,658 shares of Class A Common Stock owned by the Ruchita Mehta 2012 Irrevocable Trust. Excludes 198,811 shares of Class A Common Stock underlying performance stock units and restricted stock units, which vest over time after such period. Also excludes 62,510 shares of Class A Common Stock underlying performance stock units granted in 2014, assuming 100% vesting based on target 2015 performance (see page 41 of this proxy statement for more information on these performance stock units).

[7]

Excludes 84,224 shares of Class A Common Stock underlying performance stock units and restricted stock units, which vest over time after such period. Also excludes 30,655 shares of Class A Common Stock underlying performance stock units granted in 2014, assuming 100% vesting based on target 2015 performance (see page 41 of this proxy statement for more information on these performance stock units).

[8]

Includes 1,500 shares of Class A Common Stock owned of record and 75,780 shares of Class A Common Stock underlying options which were exercisable as of March 31, 2015 or 60 days after such date. Excludes 12,778 shares of Class A Common Stock subject to restricted stock units which are vested as of March 31, 2015 but will not settle within 60 days of March 31, 2015. Excludes 18,364 shares of Class A Common Stock underlying options and restricted stock units, which become exercisable or vest over time after such period.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	31

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

[9]

Includes 9,028 shares of Class A Common Stock owned of record and 95,780 shares of Class A Common Stock underlying options which were exercisable as of March 31, 2015 or 60 days after such date. Excludes 18,364 shares of Class A Common Stock underlying options and restricted stock units, which become exercisable or vest over time after such period.

[10]

Includes 495,004 shares of Class A Common Stock owned of record, 55,780 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2015 or 60 days after such date and 137,872 shares of Class A Common Stock owned by the John E. Klein Family 2012 Irrevocable Trust. Excludes 1,028 shares of Class A Common Stock subject to restricted stock units which are vested as of March 31, 2015 but will not settle within 60 days of March 31, 2015. Excludes 18,364 shares of Class A Common Stock underlying options and restricted stock units, which become exercisable or vest over time after such period.

[11]

Includes 1,028 shares of Class A Common Stock owned of record and 25,780 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2015 or 60 days after such date. Excludes 3,004 shares of Class A Common Stock subject to restricted stock units which are vested as of March 31, 2015 but will not settle within 60 days of March 31, 2015. Excludes 19,866 shares of Class A Common Stock underlying options and restricted stock units, which become exercisable or vest over time after such period.

[12]

Includes 285,210 shares of Class A Common Stock owned of record and 15,780 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2015 or 60 days after such date. Excludes 18,364 shares of Class A Common Stock underlying options and restricted stock units which become exercisable or vest over time after such period.

[13]

Includes 11,028 shares of Class A Common Stock owned of record and 25,780 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2015 or 60 days after such date. Excludes 3,718 shares of Class A Common Stock subject to restricted stock units which are vested as of March 31, 2015 but will not settle within 60 days of March 31, 2015. Excludes 20,224 shares of Class A Common Stock underlying options and restricted stock units, which become exercisable or vest over time after such period.

[14]

Includes 970,676 shares of Class A Common Stock owned of record and 65,780 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2015 or 60 days after such date. Excludes 1,028 shares of Class A Common Stock subject to restricted stock units which are vested as of March 31, 2015 but will not settle within 60 days of March 31, 2015. Excludes 18,364 shares of Class A Common Stock underlying options and restricted stock units, which become exercisable or vest over time after such period.

[15]

Includes 76,000 shares of Class A Common Stock owned of record and 45,780 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2015 or 60 days after such date. Excludes 1,028 shares of Class A Common Stock subject to restricted stock units which are vested as of March 31, 2015 but will not settle within 60 days of March 31, 2015. Excludes 18,364 shares of Class A Common Stock underlying options and restricted stock units, which become exercisable or vest over time after such period.

[16]

Includes an aggregate of 2,736,426 shares of Class A Common Stock owned of record, 1,506,240 shares of Class A Common Stock underlying options granted to our Directors and executive officers which are exercisable as of March 31, 2015 or within 60 days after such date, 1,000 shares of Class A Common Stock subject to restricted stock units which are scheduled to vest within 60 days of March 31, 2015 and 585,186 shares of Class A Common Stock held in various trusts. Excludes 22,584 shares of Class A Common Stock subject to restricted stock units which are vested as of March 31, 2015 but will not settle within 60 days of March 31, 2015. Excludes 1,565,768 shares of Class A Common Stock underlying options, performance stock units and restricted stock units, which become exercisable or vest over time after such period. Also excludes 403,620 shares of Class A Common Stock underlying performance stock units granted in 2015, assuming 100% vesting based on target 2015 performance.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	32

Certain Relationships and Related Person Transactions

TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2014, there were no related person transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K other than such matters disclosed herein under the captions “Executive Compensation” and “Election of Directors—Compensation of Directors.”

REVIEW OF RELATED PERSON TRANSACTIONS

The Audit Committee of the Company is responsible for reviewing and approving all transactions between us and any related person that are required to be disclosed pursuant to Item 404 of Regulation S-K. Related persons can include any of our directors or executive officers, certain of our stockholders, and any of their immediate family members. This obligation is set forth in our Audit Committee Charter. In evaluating related person transactions, the members of the Audit Committee apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board of Directors and as individual directors. The Audit Committee will approve a related person transaction when, in its good faith judgment, the transaction is in the best interest of the Company. The Company’s legal staff is primarily responsible for monitoring and obtaining information from our directors and executive officers with respect to potential related person transactions, and for then determining, based on the facts and circumstances, whether the related person has a direct or indirect material interest in any transaction with us. To help our legal staff identify related person transactions, each year, we require each of our directors, director nominees and executive officers to complete a disclosure questionnaire identifying any transactions with us in which the officer or director or their family members have an interest.

In addition, our Code of Ethics describes our expectation that all directors, officers and employees who may have a potential or apparent conflict of interest to, in the case of employees, notify our Chief Compliance Officer or General Counsel, or in the case of executive officers and directors, notify our General Counsel or Board of Directors. A copy of our Code of Ethics is posted in the “Company Overview” section of the “About Cognizant” page of our website located at www.cognizant.com, under the “Corporate Governance” tab.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	33

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the year ended December 31, 2014, except that one Form 4 for Michael Patsalos-Fox reporting one transaction was not timely filed.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	34

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

2014 Fiscal Year Company Performance Overview

The Company demonstrated strong performance for 2014 with year-over-year revenue growth of 16.1% (15.1% excluding the acquisition of TZ US Parent, Inc., or TriZetto, a leading provider of healthcare IT software and solutions). Key drivers of that growth were:

•	Solid performance across all of our business segments with year-over-year revenue growth ranging from 12.1% to 20.3%;

•	Sustained strength in the North American market with year-over-year revenue growth of 14.9% (inclusive of TriZetto);

•	Continued penetration of the European and Rest of World (primarily the Asia Pacific) markets with year-over-year revenue growth of 19.3% and 23.6%, respectively;

•	Increased customer spending on discretionary projects that we were able to capitalize upon;

•

Further expansion of our service offerings, including consulting, Information Technology Infrastructure Services, or IT IS, and Business Process Services, or BPS, which enabled us to cross-sell new services to our customers and meet the rapidly growing demand for complex large-scale outsourcing solutions;

•	Increased penetration at existing customers, including strategic clients; and

•	Continued expansion of the market for global delivery of IT services and BPS.

In addition, we completed several acquisitions during 2014 that we will believe will accelerate our ability to provide multi-service integrated solutions to the healthcare industry and enhance our overall digital delivery capabilities. In particular, we believe the fourth quarter acquisition of TriZetto, the largest acquisition in our history, enhances our current competitive position in the healthcare sector and, more importantly, creates an important longer term opportunity for us to combine TriZetto’s platforms with our services and program management capabilities to create end-to-end integrated platform-based solutions that bring together infrastructure, applications, the cloud and business process services.

The Compensation Committee took into account the above factors and the Company’s performance relative to the industry during 2014 in its compensation decisions, as described further below.

2014 Fiscal Year Compensation Framework

Our executive compensation program is designed to motivate, retain and engage our executive leadership and appropriately reward them for their contributions to the achievement of our business strategies and goals. In order to achieve our compensation objectives, the Company provides its executives with a total direct compensation package consisting of the following fixed and variable compensation elements:

Compensation Element	Characteristics	Purpose
Base Salary	Fixed. Cash payment based upon scope of responsibilities, experience and individual performance.	Offers stable source of income at a competitive level.
Short-Term Incentive	Variable. Performance-based opportunity. Annual cash incentive tied to achievement of designated, short-term financial and strategic objectives.	Motivate and reward executives for achievement of Company financial and strategic objectives.
Long-Term Incentive	Variable. Performance and service based. Equity incentives with performance vesting and service requirements.	Intended to reward achievement of financial objectives and long-term performance of our common stock. Rewards continued service with the Company.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	35

EXECUTIVE COMPENSATION

Governance Practices

The Company has several governance practices that it believes support our good compensation practices:

•	The Compensation Committee is comprised of independent directors;

•

To assist in analyzing compensation decisions, the Compensation Committee directly retains an independent compensation consultant who works directly with the committee and does not provide other services to the Company;

•	The Company maintains a formal clawback policy applicable to any performance-based compensation paid to its executives;

•	The Company maintains stock ownership and holding guidelines;

•	The Company maintains a policy prohibiting its directors, officers and other employees from buying or selling puts, calls or other derivative securities of the Company;

•	The Company maintains a policy prohibiting its directors, officers and other employees from engaging in short sales of the Company’s securities; and

•

The Company maintains a policy prohibiting its directors, officers and other employees from pledging the Company’s securities as collateral for a loan (or modifying an existing pledge) unless the pledge has been approved by the Audit Committee. In addition, directors, officers and other employees are prohibited from using the Company’s securities as collateral in a margin account.

Overview of Compensation Program and Philosophy

The following Compensation Discussion and Analysis describes the material elements of compensation for our Named Executives who are identified in the 2014 Summary Compensation Table below. The Named Executives are the individuals who served during 2014 as our Chief Executive Officer; President; Chief Financial Officer; Chief Executive Officer – IT Services; and Executive Vice President, Strategy and Marketing.

The Compensation Committee of our Board of Directors oversees and administers our executive compensation program, including the evaluation and approval of compensation plans, policies and programs offered to our Named Executives. The Compensation Committee operates under a written charter adopted by our Board of Directors and is comprised entirely of independent, non-employee directors as determined in accordance with various NASDAQ Stock Market, SEC and Internal Revenue Code (“IRC”) rules. The Compensation Committee has the authority to engage its own independent advisor to assist in carrying out its responsibilities under its charter.

Compensation Program Objectives

The Compensation Committee has designed the executive compensation program for our Named Executives to meet the following objectives:

•	Ensure executive compensation is aligned with our corporate strategies and business objectives.

•

Subject a substantial portion of an executive officer’s compensation to achieving both short-term and long-term performance objectives that enhance stockholder value by linking rewards to measurable corporate and individual performance.

•	Reinforce the importance of meeting and exceeding identifiable and measurable goals through superior awards for superior performance.

•	Provide total direct compensation that is competitive in markets in which we compete for management talent in order to attract, retain and motivate the best possible executive talent.

•	Provide an incentive for long-term continued employment with our Company.

•	Reinforce our desired culture and unique corporate environment by fostering a sense of ownership, urgency and overall entrepreneurial spirit.

We believe our approach to goal setting and setting of targets with payouts at multiple levels of performance results assists in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executives. Several features of our programs reflect sound risk management practices. We believe we have allocated our compensation among base salary and short and long-term compensation target opportunities in such a way as to not encourage excessive risk-taking, but to reward

2015 Proxy Statement	Cognizant Technology Solutions Corporation	36

EXECUTIVE COMPENSATION

meeting strategic company goals that enhance stockholder value. In addition, we believe that the mix of equity award instruments used under our long-term incentive program that includes full value awards as well as the multi-year vesting of our equity awards also mitigate risk and properly accounts for the time horizon of risk.

We do not believe that any of our compensation policies create risks that are reasonably likely to have a material adverse effect on the Company.

Role of Stockholder Say-on-Pay Votes

The Company provides its stockholders with the opportunity to cast an annual, nonbinding advisory vote on executive compensation. At the Company’s Annual Meeting of Stockholders held on June 3, 2014, approximately 98.7% of the votes cast on the Say-on-Pay proposal at that meeting were voted in favor of the proposal. Our Compensation Committee considered the outcome of that advisory vote to be an endorsement of the Compensation Committee’s compensation philosophy and implementation. As such, in making its decisions regarding executive compensation for 2014, the Compensation Committee considered the significant level of stockholder support for our compensation program and chose to retain the 2013 structure of the executive compensation program, including the ratio of performance-based compensation to all other compensation and the ratio of performance-based equity compensation to time-based equity compensation, while making quantitative adjustments to reflect the performance of the Company and our Named Executives in 2014. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the Named Executives.

Determination of Competitive Compensation and Engagement of Compensation Consultant

To achieve its objectives for our executive compensation program, the Compensation Committee evaluates our executive compensation program with the goal of setting compensation at levels the Committee believes are competitive with those of other growth technology-related companies that compete with us for executive talent. The Compensation Committee has periodically engaged an independent consultant to provide additional assurance that the Company’s executive compensation programs are reasonable and consistent with its objectives. The consultant reports directly to the Compensation Committee, periodically participates in committee meetings and advises the Compensation Committee with respect to compensation trends and best practices, plan design, and the reasonableness of individual compensation awards. Although the Compensation Committee reviews the compensation practices of our peer companies as described below, the Compensation Committee does not adhere to strict formulas or survey data to determine the mix of compensation elements. Instead, as described below, the Compensation Committee considers various factors in exercising its discretion to determine compensation, including the experience, responsibilities and performance of each Named Executive as well as the Company’s overall financial performance. This flexibility is particularly important in designing compensation arrangements to attract and retain executives in a highly-competitive, rapidly changing market.

In 2012, the Compensation Committee engaged Pay Governance, LLC, an independent executive compensation advisory firm, to review all elements of executive compensation, benchmark such compensation in relation to other comparable companies with which we compete for executive talent and provide recommendations to ensure that our executive compensation program continues to enable us to attract and retain qualified executives through competitive compensation packages which will result in the attainment of our short-term and long-term strategic objectives. The Compensation Committee asked Pay Governance to provide the benchmark data for purposes of setting 2012 and 2013 compensation. Pay Governance benchmarked our executive compensation against a group of technology-related firms selected based on revenue, headcount and market capitalization, including: Accenture Plc, Automatic Data Processing, Inc., CA, Inc., Computer Sciences Corporation, Convergys Corporation, Fidelity National Information Services, Inc., Fiserv, Inc., MasterCard, Inc., NetApp, Inc., SAIC, Inc., Symantec Corporation, Visa, Inc., and Yahoo! Inc.

In 2013 and 2014, the Compensation Committee engaged Pay Governance to review its planned changes to 2013 compensation and 2014 non-equity compensation based on company performance, individual performance and responsibilities, and market trends. In addition, in mid-2014 the Compensation Committee again engaged Pay Governance to review all elements of executive compensation, benchmark such compensation in relation to other comparable companies with which we compete for executive talent and provide recommendations. Pay Governance benchmarked our executive compensation against a group of technology-related firms selected based on revenue, headcount and market capitalization, which group was the same as used in Pay Governance’s 2012 review except that SAIC, Inc. was replaced by Leidos Holdings,

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Inc. The mid-2014 review, benchmarking and recommendations by Pay Governance were considered by the Compensation Committee in determining the stock-based awards made in December 2014.

The Compensation Committee has assessed the independence of Pay Governance and concluded that no conflict of interest exists that would prevent Pay Governance from providing independent advice to the Compensation Committee regarding executive and director compensation matters.

Role of Executive Officers in Determining Executive Compensation

Our Chief Executive Officer, aided by our President, provided statistical data and made recommendations to the Compensation Committee to assist it in determining 2014 compensation levels. In addition, our Chief Executive Officer provided the Compensation Committee with a review of the performance of the other executive officers. While the Compensation Committee utilized this information and valued management’s observations with regard to compensation, the ultimate decisions regarding executive compensation were made by the Compensation Committee.

Components of Compensation

Our executive compensation program utilizes three primary components to achieve the foregoing objectives. These three components comprise an executive’s total direct compensation: base salary, non-equity incentive awards for annual financial performance, and periodic stock-based awards. Prior to 2007, equity compensation was granted primarily in the form of stock options which derived their value from appreciation of the market price of our Class A Common Stock. Grants of performance-based stock units were introduced in 2007 and grants of restricted stock units were introduced in 2008.

Internal Pay Equity

Our compensation programs are designed so that potential realizable compensation is set relative to each executive’s level of responsibility and potential impact on our performance. While the compensation levels and design may be similar for executives at the same level, actual compensation may vary due to changes in individual performance over time.

Base Salary

The Compensation Committee reviews the base salaries of our Named Executives on an annual basis. The primary objective of the base salary component of an executive’s total direct compensation is to provide financial stability and certainty through market competitive salary levels, recognizing each Named Executive’s experience, knowledge, skills, relative value and sustained contribution to our Company. We make periodic adjustments to base salary based on individual performance and contributions, market trends, increases in the cost of living, competitive position and our financial situation. Consideration is also given to relative responsibility, seniority, experience and performance of each individual Named Executive. No specific weight is assigned to any of the above criteria relative to the Named Executives’ compensation. In 2014, each Named Executive other than Mr. Mehta received a salary increase of approximately 3%, primarily to account for the annual increase in the cost of living and general market trends, reflecting the fact that there were no major changes in the other factors mentioned above, including such Named Executives’ roles, responsibilities and performance. In 2014, Mr. Mehta received a salary increase of approximately 10% to reflect his expanded responsibilities. The Compensation Committee does not attempt to set compensation components to meet specific benchmarks relative to our peers because the Compensation Committee believes that excessive reliance on benchmarking is detrimental to stockholder interests as it can result in compensation that is unrelated to the value delivered by the Named Executives. Based on this analysis, effective January 1, 2014, the base salaries of our Named Executives were set as follows:

Name	2014 Base Salary
Francisco D’Souza	$626,000
Gordon Coburn	$595,500
Karen McLoughlin	$372,000
Rajeev Mehta	$508,000
Malcolm Frank	$382,000

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Annual Non-Equity Incentive

We have designed our annual non-equity incentive program to stimulate and support a high-performance environment by tying such incentive compensation to the attainment of organizational financial goals and by recognizing superior performance. The annual cash incentive bonuses are intended to compensate individuals for the achievement of these goals. The Compensation Committee determines actual cash incentive bonuses after the end of the fiscal year based upon the Company’s performance.

The Compensation Committee believes that each Named Executive’s annual cash incentive bonus should be based upon the achievement of financial goals, which are tied to metrics that are valued by our stockholders. The Compensation Committee believes that our stockholders value and measure the performance of the Named Executives based principally on the growth of Company revenue, earnings and cash flow. Consequently, the Compensation Committee believes that setting incentive targets based upon revenue, earnings and Days Sales Outstanding (DSO) is appropriate. Over the past several years, one of our principal goals has been to grow revenue at an industry-leading pace, while maintaining operating margin and DSO. The annual cash incentive bonus target has been set in an effort to achieve this operating performance. We set annual incentive target levels for our Named Executives based on a percentage of their salary. For 2014, the applicable percentages and resulting target bonus awards were as follows:

Name	2014 Target Bonus Award	Percentage of Salary Payable at Target Award Level
Francisco D’Souza	$532,100	85%
Gordon Coburn	$506,175	85%
Karen McLoughlin	$316,200	85%
Rajeev Mehta	$431,800	85%
Malcolm Frank	$324,700	85%

The Compensation Committee determined the revenue (subject to adjustments for certain 2014 acquisitions), earnings (operating income before charges for stock-based compensation expense and acquisition-related charges and subject to adjustments for certain 2014 acquisitions) and DSO (calculated using the Company’s methodology in effect at the time the target for the 2014 fiscal year was established, and subject to adjustments for certain 2014 acquisitions) targets for the 2014 fiscal year that would be used for each of the Named Executives, and it also set a minimum and maximum threshold for each component of the annual incentive target as shown in the table below.

	Threshold	Target	Maximum
	(dollars in thousands)
Revenue	$9,785,000	$10,300,000	$10,815,000
Earnings	$1,933,044	$2,034,783	$2,136,522
Days sales outstanding	81	70	60
Payout as a percent of target	50%	100%	200%

In addition, the Compensation Committee determined that the weighting of the components of the annual cash incentive bonus target would be:

Element	Weighting Percentage (%)
Achievement of revenue target	50%
Achievement of earnings target	40%
Achievement of DSO target	10%

Due to the high growth objectives set for the revenue and earnings components, there was substantial uncertainty at the time the Compensation Committee established the performance goals for 2014 as to the likelihood of the Company’s attainment of the targeted levels of performance.

The maximum amount a Named Executive can earn under the annual cash incentive bonus plan is 200% of the target bonus amount, and for performance below the threshold level, no bonus will be paid for a particular component. Based on the 2014

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corporate performance against the metrics described above, the Compensation Committee approved the following annual bonus payments to the Named Executives, which represents approximately 96% of the target bonus amount for each Named Executive:

Name	2014 Bonus Award
Francisco D’Souza	$511,705
Gordon Coburn	$486,773
Karen McLoughlin	$304,080
Rajeev Mehta	$415,249
Malcolm Frank	$312,254

Long-Term Incentives—Stock-Based Awards

We provide long-term incentive compensation through stock-based awards. Prior to 2008, we made such awards in the form of stock options and/or performance-based stock units that vest over multiple years. During 2008, based upon a study prepared by the independent compensation consulting firm then engaged by the Compensation Committee, our Compensation Committee modified its strategy on the use of stock-based compensation to discontinue annual grants of stock options and to include the use of restricted stock units. Our Compensation Committee continued such strategy in the following years with the awards of restricted stock units and performance-based stock units to our Named Executives. We believe that such restricted stock units and performance-based stock units are a valuable component of our long-term incentive program for several reasons, including ongoing concerns over the dilutive effect of option grants on our outstanding shares, our desire to make a portion of our Named Executives’ compensation less subject to market volatility, and our desire to create a retention mechanism which creates the incentive to maximize stockholder value.

The Compensation Committee currently plans to use a combination of stock options, performance-based stock units, and/or restricted stock units in future years. We believe that stock-based grants provide our executive officers with a strong incentive to manage the Company from the perspective of an owner with an equity stake in the long-term success of the business, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, the vesting feature of our equity grants should further our goal of executive retention, because this feature provides an incentive to our executive officers to remain in our employ during the vesting period.

In considering the number of long-term incentives to grant, the Compensation Committee first establishes a target compensation value that it wants to deliver to the Named Executives through long-term equity awards. In doing so, the Compensation Committee generally takes into account various factors, including the value of restricted stock units and performance-based stock units that each of our executive officers has previously been awarded, the base salary of the executive officer and the heavy weight placed on equity in the mix of total compensation, and the perceived retention value of the total compensation package in light of the competitive environment. The Compensation Committee also generally takes into account increases in the cost of living, the size of comparable awards made to individuals in similar positions within the industry, the scope, responsibility and business impact of the officer’s position, the individual’s potential for increased responsibility and promotion over the award term, and the individual’s personal experience and performance in recent periods. Once the target value is established, the Compensation Committee determines the number of restricted stock units and performance-based stock units by reference to the current value of the Company’s Class A Common Stock.

In 2014, the Compensation Committee established target long-term incentive compensation values that were, as compared to the values provided in 2013, approximately 3% higher for Messrs. D’Souza and Coburn, 6% higher for Mr. Mehta and 31% higher for Ms. McLoughlin and Mr. Frank. For Messrs. D’Souza and Coburn, the increases were primarily to account for increases in the cost of living and general market trends, reflecting the fact that there were no major changes in the other factors mentioned above. For Mr. Mehta, the increase was to reflect his expanded responsibilities and to account for increases in the cost of living and general market trends. For Ms. McLoughlin, the increase was primarily to bring her compensation to a market-competitive level for her experience and position as Chief Financial Officer. For Mr. Frank, the increase was primarily to account for his performance with respect to key strategic initiatives and increased responsibilities he has taken on in the area of digital services.

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Based on the foregoing considerations, in December 2014, the Compensation Committee approved the award of the following restricted stock units to our Named Executives:

Name	Date of Grant	Number of Restricted Stock Units
Francisco D’Souza	December 1, 2014	65,908
Gordon Coburn	December 1, 2014	35,220
Karen McLoughlin	December 1, 2014	16,800
Rajeev Mehta	December 1, 2014	33,659
Malcolm Frank	December 1, 2014	16,506

Such restricted stock units were granted pursuant to the terms and conditions of the Company’s 2009 Incentive Plan and the related Stock Unit Award Agreements.

The December 2014 restricted stock units, referred to herein as the December 2014 Stock Units, vest in quarterly installments over three years, with 1/12th of the December 2014 Stock Units vesting on each March 1, June 1, September 1 and December 1 of each of years 2015, 2016 and 2017.

Also, based on the foregoing considerations, in December 2014, the Compensation Committee approved the award of the following performance-based stock units, also referred to herein as the Performance Units:

Name	Date of Grant	Number of Performance Units
Francisco D’Souza	December 1, 2014	122,401
Gordon Coburn	December 1, 2014	65,409
Karen McLoughlin	December 1, 2014	31,199
Rajeev Mehta	December 1, 2014	62,510
Malcolm Frank	December 1, 2014	30,655

The Performance Units are subject to attainment of certain performance milestones as well as certain continued service requirements. The Performance Units vest, if at all, based upon the level of achievement of the revenue milestone, also referred to herein as the Performance Milestone, set forth below as follows:

(a)	0% of the Performance Units will vest if the Company’s 2015 revenue is less than $11,875,000,000.

(b)	50% of the Performance Units will vest upon the Company’s achievement of 2015 revenue of $11,875,000,000.

(c)	100% of the Performance Units will vest upon the Company’s achievement of 2015 revenue of $12,228,000,000.

(d)	200% of the Performance Units will vest upon the Company’s achievement of 2015 revenue of $13,050,000,000 or greater.

For these purposes, revenue is calculated pursuant to U.S. GAAP, subject to adjustments for certain acquisitions.

Whether and to what extent the Performance Milestone has been achieved will be determined by the Compensation Committee in its sole and absolute discretion based upon the audited financials for the 2015 fiscal year. The number of Performance Units that will vest for performance between the applicable threshold targets will be determined using straight-line interpolation, rounded down to the preceding whole number (e.g., 101.74 rounded down to 101).

In addition, of the Performance Units that vest based upon attainment of the Performance Milestone, shares of Company Class A Common Stock underlying 1/3rd (or 33.33%) of such vested Performance Units, rounded down to the nearest whole number, will be issued on the eighteen-month anniversary of the date of grant, provided that the Named Executive remains in the Company’s service through such anniversary date, and shares of Company Class A Common Stock underlying the remaining 2/3rds (or 66.67%) of the vested Performance Units will be issued on the thirty-six month anniversary of the date of grant, provided that the Named Executive remains in the Company’s service through such anniversary date, each such date referred to herein as the Issue Date. For the avoidance of doubt, a Named Executive shall only be entitled to have shares of Company Class A Common Stock underlying Performance Units issued to him or her if the applicable Performance Milestone is achieved based on the schedule set forth above and the Named Executive remains in the service of the Company through the applicable Issue Date.

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Supplemental Retirement Programs

Other than the Cognizant Technology Solutions Supplemental Retirement Plan, described below, we do not have any nonqualified deferred compensation programs, pension plans or pre-tax supplemental executive retirement plans for our executive officers, except for Mr. Coburn. We established a nonqualified deferred compensation program for Mr. Coburn in order to provide him with the equivalent economic value of the retirement plan in which he participated while the Company was majority-owned by IMS Health. Accordingly, Mr. Coburn is entitled to an annual Company contribution to his nonqualified deferred compensation account equal to 6% of his base salary and earned annual performance bonus.

In addition, our U.S.-based executive officers who are subject to contribution restrictions under our 401(k) savings plan due to statutory limits that apply to highly-compensated employees are eligible to participate in the Cognizant Technology Solutions Supplemental Retirement Plan, referred to herein as the CSRP, on the same basis as all other regular U.S.-based employees. The CSRP is a nonqualified savings plan in which the employee’s contributions are made on a post-tax basis to an individually owned, portable and flexible retirement plan held with a life insurance company. The CSRP works alongside established qualified retirement plans such as our 401(k) savings plan or can be the basis for a long term stand-alone retirement savings plan. We provide a fully vested incentive match following the same formula as our 401(k) savings plan. Because the CSRP is not subject to the same IRS non-discrimination rules as our 401(k) savings plan, employees that face limitations on their 401(k) contributions due to these rules can avail themselves of the CSRP without foregoing the Company match. Although there is a limit in the amount of employer contributions, there is no limit to the amount an employee may contribute to the CSRP and it can be used in concert with other retirement strategies that may be available outside of our Company.

Broad-Based Programs

Our U.S.-based executive officers are eligible to participate in our broad-based medical, dental and vision insurance, life and accidental death insurance, and 401(k) savings plan, post-tax supplemental retirement plan and our employee stock purchase plan on the same basis as all other regular employees. Under the 401(k) savings plan, we match employee contributions at the rate of 50% for each dollar contributed during each pay period, up to the first 6% of eligible compensation contributed during each pay period, subject to applicable IRS limits. The matching contributions immediately vest. The 401(k) savings plan and other generally available benefit programs allow us to remain competitive for employee talent.

We believe that the availability of the aforementioned broad-based benefit programs generally enhances employee morale and loyalty.

Perquisites

We seek to maintain an egalitarian culture in our facilities and operations. The Company’s philosophy is to provide a minimal amount of personal benefits perquisites to its executives and generally only when such benefits have a business purpose.

We incur expenses to ensure that our employees, including our executive officers, are accessible to us and our customers at all times and to promote our commitment to provide our employees and executives with the necessary resources and items of technology to allow them to operate “around the clock” in a “virtual office” environment. However, we do not view these expenses as executive perquisites because they are essential to the efficient performance of their duties and are comparable to the benefits provided to a broad-based group of our employees. In addition, if an immediate family member accompanies an executive to attend a business function at which such family member is generally expected to attend, the Company reimburses the executive for the related travel expenses. Each of the Named Executives receives a perquisite in the form of an annual physical exam.

In addition, the Company provides Mr. D’Souza with limited access to an administrative assistant of the Company for his personal business purposes. Mr. D’Souza does not reimburse the Company for its cost of providing the administrative services and the Company pays him an additional amount to help offset any income taxes associated with the receipt of such services.

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Compensation Policies

Stock Ownership Guidelines

The Company maintains a stock ownership and retention policy which is applicable to the Named Executives and non-employee directors. The policy requires such individuals, consistent with their responsibilities to the stockholders of the Company, to hold a significant equity interest in the Company. The policy expects each individual to attain a minimum share ownership level equal to the lesser of a certain number of shares and a multiplier times his or her base salary or retainer, as indicated below:

Officer or Director Level	Ownership Target
Chief Executive Officer	Lesser of 50,000 shares and 5x annual base salary
U.S.-based named executive officer (other than Chief Executive Officer)	Lesser of 30,000 shares and 4x annual base salary
Chairman of the Board of Directors (or Lead Director, if applicable)	Lesser of 10,000 shares and 4x annual retainer
Vice Chairman of the Board of Directors	Lesser of 10,000 shares and 4x annual base salary
Non-employee directors	Lesser of 3,000 shares and 4x annual retainer

Clawback Policy

The Company maintains a Clawback Policy which applies to all Named Executives and certain other members of management. The policy provides that if the Company is required to prepare an accounting restatement due to material noncompliance by the Company with any financial reporting requirement under the securities laws, that is caused directly or indirectly by any current or former employee’s gross negligence, willful fraud or failure to act that affects the performance measures or the payment, award or value of any compensation which is based in whole or in part on the achievement of financial results by the Company, the Company may recover from any employee covered by the policy, regardless of whether or not such employee engaged in the applicable misconduct, the difference between (1) the amount of any such incentive compensation actually paid or awarded to, or realized by, the covered employee during the preceding three years, and (2) the amount of any such incentive compensation that would have been paid or awarded to, and value that would have been realized by, the covered employee based on the financial results under the restatement, as determined in the sole discretion of the Compensation Committee.

To the extent the applicable restatement is caused directly or indirectly by any current or former covered employee’s willful fraud or intentional manipulation of performance measures that affect the payment, award or value of incentive compensation, the Company may recoup from such covered employee responsible for the fraud or manipulation, the difference between (1) the amount of any such incentive compensation actually paid or awarded to, and value of any such incentive compensation realized by, such covered employee at any time while a covered employee, and (2) the amount of any such incentive compensation that would have been paid or awarded to, and value of any incentive compensation that would have been realized by, such covered employee at any time while a covered employee based on the financial results under the restatement, as determined in the sole discretion of the Compensation Committee.

Equity Grant Practices

The Compensation Committee or the Board of Directors approves the stock-based equity awards, such as the restricted stock units and performance-based stock units, at its regularly scheduled meetings or by written consent. Awards approved during a regularly scheduled meeting become effective on the date of the meeting or as of a future date, as specified by the Compensation Committee or the Board of Directors in its approval. Awards approved by unanimous written consent become effective as of the date the Company is in receipt of all signed consents or as of a future date, as specified by the Compensation Committee or the Board of Directors in the written consent. In addition, our Board of Directors has authorized an executive committee of Company management, comprised of Messrs. Narayanan, D’Souza and Coburn (the “Executive Committee”), to grant stock-based equity awards to newly hired and existing employees. Stock options granted by the Executive Committee are granted in accordance with the Company’s policy governing the issuance of stock options which is detailed below. The grant of restricted stock units and performance-based stock units is not covered by the policy governing the issuance of stock options.

The Compensation Committee and the Board of Directors do not engage in any market timing of the stock-based equity awards made to the executive officers or other award recipients. There is no established practice of timing our awards in

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advance of the release of favorable financial results or adjusting the award date in connection with the release of unfavorable financial developments affecting our business. It is our intent that all stock option grants, whether made by the Board of Directors, the Compensation Committee or the Executive Committee, have an exercise price per share equal to the fair market value of our Class A Common Stock based on the closing market price per share on the grant date.

The Company has a written policy governing the grant of stock options. The policy applies equally to grants of stock options to executives and other employees. The policy provides, among other things, that:

•

Stock option grants may be made by the Executive Committee, the Board of Directors or the Compensation Committee, provided the Executive Committee shall not grant options to any of its members, to any employee subject to Section 16 reporting as defined by the SEC that are not members of the Executive Committee or to anyone who is or may be a “covered employee” under IRC Section 162(m) that are not members of the Executive Committee;

•

The exercise price of each stock option shall not be less than 100 percent of the fair market value of our Class A Common Stock on the date of grant based on the closing market price per share on such date;

•

Stock options granted by the Executive Committee must be within the guidelines set forth in the policy and may only be granted on the fourteenth (14th) day of a calendar month or, if the fourteenth (14th) day is a day that the Class A Common Stock is not publicly traded, then on the last preceding trading date. The grants are reported to the Board at its next regularly scheduled meeting;

•

Except for grants to non-employee members of the Board (which shall only be issued with a grant date coincident with the date of the Company’s Annual Meeting of Stockholders or, with respect to the initial grant made to a non-employee Board member who is first elected or appointed to the Board other than at the Annual Meeting, the date of his or her initial election or appointment to the Board), no stock options shall be granted on a date that falls within one of the Company’s earnings black-out periods (period beginning fifteen days prior to the end of each fiscal quarter (i.e., March 31, June 30, September 30 and December 31) and ending with and including the second full trading day following the quarterly announcement of the earnings of the Company for such quarter);

•

No stock options shall be granted by the Executive Committee to any one individual that collectively exceed 10,000 shares (subject to certain adjustments provided for under the policy) during any rolling twelve month period without approval by the Board or the Compensation Committee;

•

No stock option grant by the Executive Committee shall have a term in excess of ten years or a vesting schedule other than twenty-five (25) percent per year over a four-year period measured from the grant date or contain terms other than those specified in the applicable plan document; and

•

All option grants to employees subject to Section 16 reporting as defined by the SEC shall be made by the Compensation Committee comprised solely of two or more “outside directors” as determined under IRC Section 162(m) and the applicable Treasury Regulations (or by the Board so long as (i) any member of the Board that does not so qualify as such an outside director recuses himself or herself, and (ii) any such grant is made by two or more members of the Board who do qualify as such outside directors).

Ongoing and Post-Employment Compensation

The Company recognizes that a change of control can create uncertainty for its employees that may result in loss or distraction of executives during a critical period. As a result, in February 2013, we entered into Amended and Restated Executive Employment and Non-Disclosure, Non-Competition and Invention Assignment Agreements (collectively, the “Employment Agreements”) with each of the Named Executives under which certain payments and benefits would be provided should the executive officer’s employment terminate under certain circumstances, including in connection with a change in control. The Employment Agreements replace the Severance and Noncompetition Agreement previously entered into with Messrs. D’Souza, Coburn and Mehta. Prior to this, Ms. McLoughlin and Mr. Frank were not a party to any such agreement with the Company.

Under these agreements, in the event of an involuntary termination, other than in the case of a termination for cause, death, disability, or in the event that the Named Executive resigns for Good Reason (other than any termination described in the next paragraph) the Named Executive will receive his then-current base salary for the twenty-two (22) month period following termination in regular installments, commencing on or as soon as practicable after the applicable general release of claims is effective and within 35 days of the date of such termination, and an amount equal to the monthly COBRA medical insurance

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cost under the Company’s medical plan for the Named Executive, his spouse and dependents for the twelve (12) months after termination. In addition, the portion of any outstanding equity awards that were subject to vesting solely upon continued service with the Company and would have vested had the Named Executive remained employed during the year following the termination will become fully vested and exercisable as of the termination date, and with respect to any equity award subject to vesting in whole or in part based on achievement of performance objectives, to the extent such performance period expired on or before the termination date, the performance objectives have been satisfied and the only condition remaining to vesting is continued employment, the portion of such equity awards that would have vested during the year following the termination date will become fully vested and exercisable as of the termination date. The Named Executive will also be entitled to any amounts earned, accrued and owed but not yet paid to Named Executive as of the termination date and any benefits accrued and earned in accordance with the terms of any benefits plans or programs, and this amount is not conditioned upon the release becoming effective.

The Employment Agreement also provides that in the event of an involuntary termination that coincides with, or within the twelve (12) month period immediately after, the first occurrence of a change in control, we will pay such individual the following, provided he or she executes and does not revoke a general release of claims: a cash payment equal to one times his annual base salary, to be paid in regular installments over a period of twelve months commencing on or as soon as practicable after the release is effective and within 35 days of the date of such termination, a cash payment equal to the amount of the target bonus the Named Executive would otherwise have been eligible to receive for the performance year in which the termination occurs, assuming that the Named Executive and the Company have achieved 100% of performance targets and objectives, to be paid in a lump sum on or as soon as practicable after the release is effective and within 35 days of the date of such termination, and an amount equal to the monthly COBRA medical insurance cost under the Company’s medical plan for the Named Executive and his spouse and dependents for the twelve (12) months after termination. In addition, the portion of any outstanding equity awards that were subject to vesting solely upon continued service with the Company will become fully vested and exercisable as of the termination date, and with respect to any equity award subject to vesting in whole or in part based on achievement of performance objectives, to the extent such performance period expired on or before the termination date, the performance objectives have been satisfied and the only condition remaining to vesting is continued employment, such equity awards become fully vested and exercisable as of the termination date. Moreover, with respect to the portion of any equity award subject to vesting in whole or in part based on achievement of performance objectives, to the extent the applicable performance period has not expired before the termination date, the Company must pro-rate the performance objectives for the period up to the closing of the change in control and make a good faith determination of the level of achievement of the performance objective and treat as fully vested and exercisable the proportionate amount of equity awards corresponding to that level of achievement. The Named Executive will also be entitled to any amounts earned, accrued and owed but not yet paid to Named Executive as of the termination date and any benefits accrued and earned in accordance with the terms of any benefits plans or programs, and this amount is not conditioned upon the effectiveness of the release.

The Employment Agreement also provides that in the event any payments under the Employment Agreement would constitute parachute payments under IRC Section 280G, then the payments under the Employment Agreement shall be reduced by the minimum amount necessary so that no amounts paid will be non-deductible to the Company or subject to the excise tax imposed under IRC Section 4999.

Pursuant to such agreements, each Named Executive has agreed not to engage in any competitive business in any capacity for one year following termination of employment and not to solicit any of our employees to leave our employ within the one-year period following termination of employment. Our executive officers are also bound by confidentiality covenants that protect our and our customers’ confidential information and business and by intellectual property covenants that require Named Executives to fully and promptly disclose all inventions and works developed while at the Company and for a period of six months after employment termination.

We believe that the Employment Agreements continue to achieve two important goals crucial to our long-term financial success, namely, the long-term retention of our senior executives and their commitment to the attainment of our strategic objectives. These agreements will allow our participating executive officers to continue to focus their attention on our business operations and strategic plans without undue concern over their own financial situations during periods when substantial disruptions and distractions might otherwise prevail. We believe that these severance packages are also fair and reasonable in light of the years of service our executive officers have rendered us (average tenure of over 10 years), the level of

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dedication and commitment they have rendered us over that period, the contribution they have made to our growth and financial success and the value we expect to receive from retaining their services, including during challenging transition periods following a change in control.

None of the Named Executives is entitled to any tax gross-up payments for the tax liability they incur with respect to such severance benefits.

The material terms of the Named Executives’ post-employment compensation are described below in the section of the proxy statement entitled “Potential Payments upon Termination or Change in Control” starting on page 51 of this proxy statement.

TAX CONSIDERATIONS

IRC Section 162(m) generally disallows a tax deduction to publicly held companies for compensation exceeding $1.0 million paid to certain of the corporation’s executive officers, to the extent that compensation exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be “qualified performance-based compensation” for purposes of Section 162(m). The Compensation Committee believes it is important to maintain incentive compensation at the requisite level to attract and retain the executive officers essential to the Company’s financial success, even if all or part of that compensation may not be “qualified performance-based compensation”, and therefore subject to the $1.0 million limitation on deductible compensation under Section 162(m). Accordingly, the Compensation Committee may provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash bonus programs tied to the Company’s financial performance or equity awards other than in the form of stock options, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the IRC. In establishing such cash and equity incentive compensation programs for the Company’s executive officers, the Compensation Committee believes that the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor.

COMPENSATION COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, the Exchange Act, except to the extent that Cognizant Technology Solutions Corporation specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

The Compensation Committee is responsible for evaluating and approving the compensation for the executive officers. Management has primary responsibility for our Company’s financial statements and reporting process, including the disclosure of executive compensation. The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. The Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

By the Compensation Committee of the Board of Directors of Cognizant Technology Solutions Corporation

John N. Fox, Jr.

John E. Klein

Michael Patsalos-Fox

Robert E. Weissman

2015 Proxy Statement	Cognizant Technology Solutions Corporation	46

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

2014 Summary Compensation Table

The following 2014 Summary Compensation Table provides certain summary information concerning the compensation earned for services rendered in all capacities to us and our subsidiaries for the year ended December 31, 2014 by our Chief Executive Officer, Chief Financial Officer and each of our three other most highly compensated executive officers whose total compensation for the 2014 year was in excess of $100,000 and who were serving as executive officers at the end of the 2014 fiscal year (collectively, the “Named Executives”). No other executive officers who would have otherwise been includible in such table on the basis of total compensation for the 2014 fiscal year have been excluded by reason of their termination of employment or change in executive status during that year.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)		(i)		(j)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards [1,2] ($)	Option Awards ($)	Non-Equity Incentive Plan Compen sation [3] ($)	Change in Pension Value and Non qualified Deferred Compen sation Earnings ($)		All Other Compen sation ($)		Total ($)
Francisco D’Souza Chief Executive Officer	2014	626,000	—	10,178,101	—	511,705	—		17,257	[7]	11,333,063
	2013	608,000	—	9,882,687	—	844,812	—		12,177	[7]	11,347,676
	2012	590,000	—	9,594,952	—	405,780	—		21,687	[7]	10,612,419
Gordon J. Coburn President [4]	2014	595,500	—	5,438,997	—	486,773	129,043	[6]	72,736	[8]	6,723,049
	2013	578,000	—	5,281,127	—	803,127	260,861	[6]	90,518	[8]	7,013,633
	2012	561,000	—	5,127,386	—	385,835	98,412	[6]	64,310	[8]	6,236,943
Karen McLoughlin Chief Financial Officer [5]	2014	372,000	—	2,594,346	—	304,080	—		7,800	[9]	3,278,226
	2013	361,000	—	1,973,102	—	501,607	—		7,650	[9]	2,843,359
	2012	350,000	—	1,915,628	—	240,717	—		7,500	[9]	2,513,845
Rajeev Mehta Chief Executive Officer, IT Services	2014	508,000	—	5,197,934	—	415,249	—		1,500	[10]	6,122,683
	2013	462,000	—	4,881,232	—	641,946	—		1,500	[10]	5,986,678
	2012	448,000	—	4,437,492	—	308,118	—		1,500	[10]	5,195,110
Malcolm Frank Executive Vice President, Strategy and Marketing	2014	382,200	—	2,549,052	—	312,254	—		1,500	[10]	3,245,006
	2013	371,000	—	1,938,660	—	515,502	—		1,500	[10]	2,826,662
	2012	360,000	—	1,882,138	—	247,595	—		1,500	[10]	2,491,233

[1]

Represents the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, with respect to the share-based awards granted in each respective year. The reported dollar amounts do not take into account any estimated forfeitures related to service-based vesting conditions. A description of the terms of the restricted stock units and performance-based stock units granted during 2014 is disclosed under “Compensation Discussion and Analysis—Long-Term Incentives—Stock-Based Awards” on page 40 of this proxy statement.

[2]

These amounts do not necessarily represent the actual value that will be recognized by the Named Executives upon vesting and issuance of shares. The amounts reported in the columns assume settlement of performance-based stock units at target levels; however, performance-based stock units may vest at a maximum of 200% of target, depending on the Company’s 2015 revenue. For performance-based stock units granted in 2014, if the maximum level of performance is achieved, the grant date fair value for the performance-based stock units will be approximately $13,231,548 for Mr. D’Souza, $7,070,713 for Mr. Coburn, $3,372,612 for Ms. McLoughlin, $6,757,331 for Mr. Mehta and $3,313,806 for Mr. Frank, resulting in an aggregate grant date fair value for all stock awards of approximately $16,793,875 for Mr. D’Souza, $8,974,354 for Mr. Coburn, $4,280,652 for Ms. McLoughlin, $8,576,600 for Mr. Mehta and $4,205,955 for Mr. Frank. None of the Named Executives forfeited any stock awards during the 2014, 2013, or 2012 fiscal years. For information regarding assumptions underlying the valuation of stock-based awards, see Note 12 or 13 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the applicable fiscal year.

[3]

Amounts shown in this column represent cash incentive bonuses earned for each respective fiscal year and paid in the first quarter of the following year under our officer annual non-equity incentive bonus program.

[4]	Mr. Coburn was appointed as President on February 6, 2012, prior to which he served as our Chief Financial Officer.

[5]	Ms. McLoughlin was appointed Chief Financial Officer of the Company on February 6, 2012.

[6]

Amount represents investment earnings or losses on Mr. Coburn’s nonqualified deferred compensation account. The earnings or losses correspond to the actual market earnings on a select group of investment funds utilized to track the notional investment return on the account balance for the respective fiscal year. The Company has not made any determination as to which portion of such earnings may be considered above market for purposes of column (h) of this table and has elected to report the entire amount of such earnings or losses. Mr. Coburn’s nonqualified deferred compensation account incurred investment gains in 2014 in an amount equal to $129,043, as reflected in the 2014 Nonqualified Deferred Compensation Table on page 51 of this proxy statement.

[7]

For 2014, includes a 401(k) savings plan matching contribution in the amount of $1,500, and the use of an administrative assistant of the Company for personal matters, which is valued at $7,588, plus a gross-up for taxes relating to such services equal to $8,169. For 2013, includes a 401(k) savings plan matching

2015 Proxy Statement	Cognizant Technology Solutions Corporation	47

EXECUTIVE COMPENSATION

contribution in the amount of $1,500, and the use of an administrative assistant of the Company for personal matters, which is valued at $5,141, plus a gross-up for taxes relating to such services equal to $5,536. For 2012, includes a 401(k) savings plan matching contribution in the amount of $1,500, and the use of an administrative assistant of the Company for personal matters, which is valued at $10,831, plus a gross up for taxes relating to such services equal to $9,356.

[8]

For 2014, includes a 401(k) savings plan matching contribution in the amount of $4,250, a Cognizant Supplemental Retirement Plan, or CSRP, matching contribution in the amount of $3,550 and a contribution in the amount of $64,936, which the Company is required to make to a nonqualified deferred compensation account. For 2013, includes a 401(k) savings plan matching contribution in the amount of $1,500, a CSRP matching contribution in the amount of $6,150 and a contribution in the amount of $82,868 to the nonqualified deferred compensation account. For 2012, includes a 401(k) savings plan matching contribution in the amount of $1,500, a CSRP matching contribution in the amount of $6,000 and a contribution in the amount of $56,810 to the nonqualified deferred compensation account.

[9]

For 2014, represents a 401(k) savings plan matching contribution in the amount of $1,805 and a CSRP matching contribution in the amount of $5,995. For 2013, represents a 401(k) savings plan matching contribution in the amount of $844 and a CSRP matching contribution in the amount of $6,806. For 2012, represents a 401(k) savings plan matching contribution in the amount of $1,500 and a CSRP matching contribution in the amount of $6,000.

[10]	Represents a 401(k) savings plan matching contribution.

2014 Grants of Plan-Based Awards Table

The following table provides certain summary information concerning each grant of an award made to a Named Executive in the 2014 fiscal year under a compensation plan.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards [1]			Estimated Future Payouts Under Equity Incentive Plan Awards [2]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units [3] (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Equity Awards [4] ($)
Francisco D’Souza	02/28/14	266,050	532,100	1,064,200
	12/01/14				61,201	122,401	244,802		—	—	6,615,774
	12/01/14							65,908	—	—	3,562,327
Gordon Coburn	02/28/14	253,088	506,175	1,012,350
	12/01/14				32,705	65,409	130,818		—	—	3,535,356
	12/01/14							35,220	—	—	1,903,641
Karen McLoughlin	02/28/14	158,100	316,200	632,400
	12/01/14				15,600	31,199	62,398		—	—	1,686,306
	12/01/14							16,800	—	—	908,040
Rajeev Mehta	02/28/14	215,900	431,800	863,600
	12/01/14				31,255	62,510	125,020		—	—	3,378,666
	12/01/14							33,659	—	—	1,819,269
Malcolm Frank	02/28/14	162,350	324,700	649,400
	12/01/14				15,328	30,655	61,310		—	—	1,656,903
	12/01/14							16,506	—	—	892,149

[1]

Represents the range of performance bonuses that can be earned by the Named Executive if the minimum threshold, target and maximum performance targets are achieved. The bonus is prorated if performance levels are achieved between the threshold and target levels or between the target and maximum levels. Performance below the minimum threshold results in no bonus payout to the Named Executive. The methodology and performance criteria applied in determining these potential bonus amounts are discussed under “Compensation Discussion and Analysis—Annual Non-Equity Incentive” starting on page 39 this proxy statement. The actual cash bonus paid to each Named Executive for his 2014 performance is reported as Non-Equity Incentive Plan Compensation above in the 2014 Summary Compensation Table.

[2]

Represents the range of shares that could vest and be issued pursuant to performance-based stock units. A description of the terms of the performance-based stock units is discussed under “Compensation Discussion and Analysis—Long-Term Incentives—Stock-Based Awards” starting on page 40 of this proxy statement.

[3]

Represents restricted stock units. A description of the terms of the restricted stock units is discussed under “Compensation Discussion and Analysis—Long-Term Incentives—Stock-Based Awards” starting on page 40 of this proxy statement.

[4]

Represents the grant date fair value of the restricted stock units and performance-based stock units determined in accordance with FASB ASC Topic 718, assuming target achievement for performance-based stock units. For information regarding assumptions underlying the valuation of stock-based awards, see Note 13 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	48

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End 2014 Table

The following table provides certain summary information concerning outstanding equity awards held by the Named Executives as of December 31, 2014.

(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)	(i)		(j)

	Option Awards [1]					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested [2] (#)		Market Value of Shares or Units of Stock That Have Not Vested [3] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [3] ($)
Francisco D’Souza	500,000	—	—	16.85	08/06/16	—		—	—		—
	480,000	—	—	9.11	12/08/18	—		—	—		—
	—	—	—	—	—	33,425	[2]	1,760,161	—		—
	—	—	—	—	—	166,238	[4]	8,754,093	—		—
	—	—	—	—	—	49,141	[2]	2,587,765	—		—
	—	—	—	—	—	117,920	[5]	6,209,667	—		—
	—	—	—	—	—	65,908	[2]	3,470,715	—		—
	—	—	—	—	—	—		—	122,401	[6]	6,445,637
Gordon J. Coburn	40,000	—	—	16.85	08/06/16	—		—	—		—
	—	—	—	—	—	17,862	[2]	940,613	—		—
	—	—	—	—	—	88,834	[4]	4,677,998	—		—
	—	—	—	—	—	26,259	[2]	1,382,799	—		—
	—	—	—	—	—	63,014	[5]	3,318,317	—		—
	—	—	—	—	—	35,220	[2]	1,854,685	—		—
	—	—	—	—	—				65,409	[6]	3,444,438
Karen McLoughlin	60,000	—	—	20.17	12/13/16	—		—	—		—
	20,000	—	—	15.53	8/13/18	—		—	—		—
	—	—	—	—	—	6,673	[2]	351,400	—		—
	—	—	—	—	—	33,190	[4]	1,747,785	—		—
	—	—	—	—	—	9,809	[2]	516,542	—		—
	—	—	—	—	—	23,543	[5]	1,239,774	—		—
	—	—	—	—	—	16,800	[2]	884,688	—		—
	—	—	—	—	—	—		—	31,199	[6]	1,642,939
Rajeev Mehta	—	—	—	—	—	15,459	[2]	814,071	—		—
	—	—	—	—	—	76,882	[4]	4,048,606	—		—
	—	—	—	—	—	24,272	[2]	1,278,164	—		—
	—	—	—	—	—	58,242	[5]	3,067,024	—		—
	—	—	—	—	—	33,659	[2]	1,772,483	—		—
	—	—	—	—	—	—		—	62,510	[6]	3,291,777
Malcolm Frank	—	—	—	—	—	6,556	[2]	345,239	—		—
	—	—	—	—	—	32,609	[4]	1,717,190	—		—
	—	—	—	—	—	9,640	[2]	507,642	—		—
	—	—	—	—	—	23,132	[5]	1,218,131	—		—
	—	—	—	—	—	16,506	[2]	869,206	—		—
	—	—	—	—	—	—		—	30,655	[6]	1,614,292

[1]

Each stock option grant included in this table has a term of 10 years measured from the grant date, and all outstanding options granted to the Named Executives as of December 31, 2014 have fully vested pursuant to their terms.

[2]

Awards shown are time-based restricted stock units that were granted on December 3, 2012, December 3, 2013 and December 1, 2014 and vest on specified dates if the individual is then employed by the Company:

•

Mr. D’Souza: Approximately 14,498 shares are scheduled to vest on March 3, June 3, September 3 and December 3 of 2015; approximately 6,142 shares are scheduled to vest on March 3, June 3, September 3 and December 3 of 2016; and approximately 5,492 shares are scheduled to vest on each March 1, June 1, September 1 and December 1 of 2015, 2016 and 2017.

•

Mr. Coburn: Approximately 7,746 shares are scheduled to vest on March 3, June 3, September 3 and December 3 of 2015; approximately 3,282 shares are scheduled to vest on March 3, June 3, September 3 and December 3 of 2016; and approximately 2,935 shares are scheduled to vest on each March 1, June 1, September 1 and December 1 of 2015, 2016 and 2017.

•

Ms. McLoughlin: Approximately 2,894 shares are scheduled to vest on March 3, June 3, September 3 and December 3 of 2015; approximately 1,226 shares are scheduled to vest on March 3, June 3, September 3 and December 3 of 2016; and approximately 1,400 shares are scheduled to vest on each March 1, June 1, September 1 and December 1 of 2015, 2016 and 2017.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	49

EXECUTIVE COMPENSATION

•

Mr. Mehta: Approximately 6,898 shares are scheduled to vest on March 3, June 3, September 3 and December 3 of 2015; approximately 3,034 shares are scheduled to vest on March 3, June 3, September 3 and December 3 of 2016; and approximately 2,805 shares are scheduled to vest on each March 1, June 1, September 1 and December 1 of 2015, 2016 and 2017.

•

Mr. Frank: Approximately 2,842 shares are scheduled to vest on March 3, June 3, September 3 and December 3 of 2015; approximately 1,204 shares are scheduled to vest on March 3, June 3, September 3 and December 3 of 2016; and approximately 1,376 shares are scheduled to vest on each March 1, June 1, September 1 and December 1 of 2015, 2016 and 2017.

[3]	Market value was determined based on a closing price of a share of our Class A Common Stock of $52.66 as of December 31, 2014.

[4]

For awards of performance-based units granted in 2012, target levels were achieved at 133.9% based on the performance measures set forth below. Awards will time-vest based on continued employment through each of the vesting dates.

Measurement Date	Number of Shares	Calendar Year Revenue in ‘000
December 31, 2013	200% of Award Outstanding	$9,175,000
	100% of Award Outstanding	$8,515,000
	50% of Award Outstanding	$8,220,000
	No Award	less than $8,220,000

1/3rd of the award vested on June 3, 2014 and the remaining 2/3rds of the award will vest on December 3, 2015 provided the Named Executive is employed by the Company.

[5]

For awards of performance-based units granted in 2013, target levels were achieved at 86.1% based on the performance measures set forth below. Awards will time-vest based on continued employment through each of the vesting dates.

Measurement Date	Number of Shares	Calendar Year Revenue in ‘000
December 31, 2014	200% of Award Outstanding	$10,960,000
	100% of Award Outstanding	$10,250,000
	50% of Award Outstanding	$9,945,000
	No Award	less than $9,945,000

1/3rd of the award will vest on June 3, 2015 and the remaining 2/3rds of the award will vest on December 3, 2016 provided the Named Executive is employed by the Company on such dates.

[6]

For awards of performance-based units granted in 2014, target levels will vest upon the achievement of the performance measures set forth below and continued employment through each of the vesting dates.

Measurement Date	Number of Shares	Calendar Year Revenue in ‘000
December 31, 2015	200% of Award Outstanding	$13,050,000
	100% of Award Outstanding	$12,228,000
	50% of Award Outstanding	$11,875,000
	No Award	less than $11,875,000

Upon achieving performance criteria, 1/3rd of the award will vest on June 1, 2016 and the remaining 2/3rds of the award will vest on December 1, 2017 provided the Named Executive is employed by the Company on such dates.

2014 Option Exercises and Stock Vested Table

The following Option Exercises and Stock Vested table provides additional information about the value realized by the Named Executives on option award exercises and stock award vesting during the year ended December 31, 2014.

(a)	(b)	(c)	(d)	(e)

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) [1]	Number of Shares Acquired on Vesting (#) [2]	Value Realized on Vesting ($) [3]
Francisco D’Souza	—	—	269,376	13,695,331
Gordon J. Coburn	60,000	2,064,900	135,508	6,873,629
Karen McLoughlin	10,000	323,350	39,988	1,979,478
Rajeev Mehta	—	—	116,855	5,924,605
Malcolm Frank	—	—	42,802	2,121,736

[1]

Value realized on exercise is calculated based upon the number of options exercised and the fair market value of the shares on the date of exercise less the exercise price, before any applicable tax withholding.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	50

EXECUTIVE COMPENSATION

[2]

The number of shares shown in the table reflects the gross number of shares received by each Named Executive upon vesting of the stock awards. The Company reduced the number of shares issued to each Named Executive by automatically withholding a number of shares with a fair market value as of the issuance date sufficient to satisfy required tax withholdings. Each Named Executive actually received the following net number of shares of Company stock following such share withholding: Mr. D’Souza, 133,663; Mr. Coburn, 70,718; Ms. McLoughlin, 20,028; Mr. Mehta, 69,420; and Mr. Frank, 21,959.

[3]	Value realized on vesting is calculated by multiplying the number of shares acquired on vesting by the fair market value of the shares on the respective vesting date.

2014 Pension Benefits Table

None of the Named Executives participated in any defined benefit pension plans in 2014.

2014 Nonqualified Deferred Compensation Table

The following table sets forth information with respect to the nonqualified deferred compensation arrangements in effect during 2014 for the Named Executives.

(a)	(b)	(c)		(d)		(e)	(f)
Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)		Aggregate Earnings in Last FY ($)		Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Francisco D’Souza	—	—		—		—	—
Gordon J. Coburn	—	64,936	[1]	129,043	[2]		1,242,842	[3]
Karen McLoughlin	—	—		—		—	—
Rajeev Mehta	—	—		—		—	—
Malcolm Frank	—	—		—		—	—

[1]	This amount is reported as compensation and is included in the “All Other Compensation” column of the 2014 Summary Compensation Table on page 42 of this proxy statement.

[2]

This amount is reported as compensation and is included in the “Changes in Pension Value and Nonqualified Deferred Compensation Earnings” column of the 2014 Summary Compensation Table on page 42 of this proxy statement. Earnings are broken down between funds as follows:

Investment Fund	Earnings Attributable to such Fund
Mass Mutual Select Focused Value	$98,044
Mass Mutual Select Mid Cap Growth Equity II A	30,999

Total	$129,043

[3]

Includes the amounts reported in columns (c) and (d) of this table plus such amounts previously reported in the Company’s Summary Compensation Table in previous years if such compensation was required to be disclosed.

The Company has established this nonqualified deferred compensation arrangement for Mr. Coburn to serve as the economic equivalent of the retirement plan in which he participated while the Company was majority owned by IMS Health. Pursuant to such arrangement, the Company will credit Mr. Coburn’s deferred compensation account with an annual contribution in a dollar amount equal to 6% of his base salary and earned bonus for the year. Mr. Coburn can select from the 16 investment funds sponsored by Mass Mutual available to the plan to serve as the measures of the investment return on his account for each year. Mr. Coburn may change his investment elections up to six times per year. The account balance will become due and payable upon the occurrence of any of the following distributable events: (i) retirement at 55 years of age—payable six months following retirement in either a lump sum or 10 annual installments as elected by Mr. Coburn per plan provisions; (ii) termination of employment—payable in a lump sum six months following termination of employment; (iii) death or disability—immediate lump sum payment; and (iv) unforeseen emergency, as defined by IRC Section 409A—payable in a lump sum.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

No Named Executive has an employment agreement that provides a specific term of employment. Accordingly, the employment of each Named Executive may be terminated at any time at the discretion of our Board of Directors.

We have entered into Amended and Restated Executive Employment and Non-Disclosure, Non-Competition, and Invention Assignment Agreements (“Employment Agreement”) with each of the Named Executives, effective February 25, 2013, which provided certain benefits upon the termination of their employment under certain prescribed circumstances.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	51

EXECUTIVE COMPENSATION

Under the Employment Agreement, if a Named Executive’s employment terminates for any reason other than Cause, death or disability or if the Named Executive resigns for Good Reason and the Company’s right to cure has expired (an “involuntary termination”) (other than a termination that coincides with, or occurs within the twelve (12) month period immediately after, the first occurrence of a change in control) and if the Named Executive executes and does not revoke the applicable general release of claims in favor of the Company, we will pay such individual his then-current base salary for the twenty-two (22) month period following termination in regular installments, commencing on or as soon as practicable after the release is effective and within 35 days of the date of such termination and an amount equal to the monthly COBRA medical insurance cost under the Company’s medical plan for the Named Executive, his spouse and dependents for the twelve (12) months after termination. In addition, the portion of any outstanding equity awards that were subject to vesting solely upon continued service with the Company and would have vested had the Named Executive remained employed during the year following the termination will become fully vested and exercisable as of the termination date, and, with respect to any equity award subject to vesting in whole or in part based on achievement of performance objectives, to the extent such performance period expired on or before the termination date, the performance objectives have been satisfied and the only condition remaining to vesting is continued employment, the portion of such equity awards that would have vested during the year following the termination date will become fully vested and exercisable as of the termination date. The Named Executive will also be entitled to any amounts earned, accrued and owed but not yet paid to Named Executive as of the termination date and any benefits accrued and earned in accordance with the terms of any benefits plans or programs, and this amount is not conditioned upon the Release becoming effective.

Under the Employment Agreement, “Cause” is generally defined to include: (i) willful malfeasance or willful misconduct by the Named Executive in connection with his employment, (ii) continuing failure to perform such duties as are requested by the Board of Directors, (iii) failure by the Named Executive to observe material policies of the Company applicable to him or her, (iv) the commission by the Named Executive of (x) any felony or (y) any misdemeanor involving moral turpitude, (v) the Named Executive engaging in any fraudulent act or embezzlement, or (vi) any material breach of the agreement.

Under the Employment Agreement, “Good Reason” is generally defined as the occurrence of one or more of the following events: (i) a material diminution of the Named Executive’s authority, duties or responsibilities, (ii) a material diminution in his overall compensation package which is not caused by an overall policy to reduce senior employee compensation throughout the Company, (iii) the failure of the Company to obtain from its successor the express assumption of the agreement, and (iv) a change, without the Named Executive’s consent, in the principal place of work of the Named Executive to a location more than 50 miles from his primary work location, but only if the change is after a change in control. The Employment Agreement provides that the Named Executive must give the Company notice within 30 days of the action or omission giving rise to the Good Reason, and the Company then has a period of 30 days to correct the reason constituting grounds for Good Reason. If the Company does not correct the event during the cure period, the Named Executive has 30 days to terminate for Good Reason.

The Employment Agreement also provides that in the event of an involuntary termination that coincides with, or occurs within the twelve (12) month period immediately after, the first occurrence of a change in control, we will pay such individual the following, provided he or she executes and does not revoke the applicable release of claims: a cash payment equal to one times his annual base salary, to be paid in regular installments over a period of twelve months commencing on or as soon as practicable after the applicable release is effective and within 35 days of the date of such termination, a cash payment equal to the amount of the target bonus the Named Executive would otherwise have been eligible to receive for the performance year in which the termination occurs, assuming that the Named Executive and the Company have achieved 100% of performance targets and objectives, to be paid in a lump sum on or as soon as practicable after the Release is effective and within 35 days of the date of such termination, and an amount equal to the monthly COBRA medical insurance cost under the Company’s medical plan for the Named Executive and his spouse and dependents for the (12) months after termination. In addition, the portion of any outstanding equity awards that were subject to vesting solely upon continued service with the Company will become fully vested and exercisable as of the termination date, and with respect to any equity award subject to vesting in whole or in part based on achievement of performance objectives, to the extent such performance period expired on or before the termination date, the performance objectives have been satisfied and the only condition remaining to vesting is continued employment, such equity awards become fully vested and exercisable as of the termination date. Moreover, with respect the portion of any equity award subject to vesting in whole or in part based on achievement of performance objectives, to the extent the applicable performance period has not expired before the termination date, the Company must pro-rate the performance objectives for the period up to the closing of the change in control and make a good faith determination of the

2015 Proxy Statement	Cognizant Technology Solutions Corporation	52

EXECUTIVE COMPENSATION

level of achievement of the performance objective and treat as fully vested and exercisable the proportionate amount of equity awards corresponding to that level of achievement. The Named Executive will also be entitled to any amounts earned, accrued and owed but not yet paid to Named Executive as of the termination date and any benefits accrued and earned in accordance with the terms of any benefits plans or programs, and this amount is not conditioned upon the effectiveness of the Release.

Pursuant to the Employment Agreement, a “change in control” is generally defined as a change in ownership or control of the Company effected through any of the following transactions: (i) consummation of a merger, consolidation or other reorganization approved by the stockholders, unless securities representing fifty percent (50%) or more of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction, (ii) a sale, transfer or other disposition of all or substantially all of the Company’s assets, (iii) the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than (A) the Company or (B) a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) acquires directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions within the twelve (12)-month period ending with the most recent acquisition) the beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than thirty-five percent (35%) of the total combined voting power of the Company’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such acquisition or series of related acquisitions, whether any such acquisition involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company’s existing stockholders, or (iv) a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

If a Named Executive is terminated due to death, disability or for Cause, he or she will receive any amounts earned, accrued and owed but not yet paid to him or her as of his termination date and any benefits accrued and earned in accordance with the terms of any benefit plan or program of the Company. However, all other obligations to the Named Executive will be extinguished as of the termination date.

Pursuant to such agreements, each Named Executive has agreed not to engage in any competitive business in any capacity for one year following termination of employment and not to solicit any of our employees to leave our employ within the one-year period following termination of employment. Our executive officers are also bound by confidentiality covenants of indefinite duration and by intellectual property covenants that require Named Executives to fully and promptly disclose all inventions and works developed while at the Company and for a period of six months after termination.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	53

EXECUTIVE COMPENSATION

Calculation of Potential Payments upon Termination or Change in Control

The following table shows potential payments to our Named Executives under the various severance and other arrangements and agreements that were in effect on December 31, 2014 for various scenarios involving a change in control or termination of employment of each of our Named Executives, assuming a December 31, 2014 termination date and, where applicable, using the closing price of our Class A Common Stock of $52.66 (as reported on the NASDAQ Stock Market as of December 31, 2014).

Name	Trigger	Salary and Bonus	Benefits [3]	Value of Equity Acceleration [4]	Total Value
Francisco D’Souza	Qualifying Termination Prior to Change in Control [1]	$1,147,667	$12,295	$15,034,957	$16,194,919
	Qualifying Termination Following Change in Control [2]	$1,158,100	$12,295	$22,782,401	$23,952,796
	Death or Disability	$—		$—	$—
	Retirement	$—		$—	$—
	Termination for Other Reasons	$—		$—	$—
Gordon J. Coburn	Qualifying Termination Prior to Change in Control [1]	$1,091,750	$12,295	$8,034,389	$9,138,434
	Qualifying Termination Following Change in Control [2]	$1,101,675	$12,295	$12,174,413	$13,288,383
	Death or Disability	$—		$—	$—
	Retirement	$—		$—	$—
	Termination for Other Reasons	$—		$—	$—
Karen McLoughlin	Qualifying Termination Prior to Change in Control [1]	$682,000	$8,895	$3,065,602	$3,756,497
	Qualifying Termination Following Change in Control [2]	$688,200	$8,895	$4,740,190	$5,437,285
	Death or Disability	$—		$—	$—
	Retirement	$—		$—	$—
	Termination for Other Reasons	$—		$—	$—
Rajeev Mehta	Qualifying Termination Prior to Change in Control [1]	$931,333	$12,295	$7,114,893	$8,058,521
	Qualifying Termination Following Change in Control [2]	$939,800	$12,295	$10,980,347	$11,932,442
	Death or Disability	$—		$—	$—
	Retirement	$—		$—	$—
	Termination for Other Reasons	$—		$—	$—
Malcolm Frank	Qualifying Termination Prior to Change in Control [1]	$700,333	$12,295	$3,011,994	$3,724,622
	Qualifying Termination Following Change in Control [2]	$706,700	$12,295	$4,657,408	$5,376,403
	Death or Disability	$—		$—	$—
	Retirement	$—		$—	$—
	Termination for Other Reasons	$—		$—	$—

[1]

A Qualifying Termination is a termination of the Named Executive’s employment by the Company without cause or the employee for good reason. Represents 22 months’ additional salary based on the salary earned by such Named Executive in 2014.

[2]	Represents 12 months’ additional salary based on the salary earned by such Named Executive in 2014 and bonus payout at 100% of the 2014 target.

[3]	Represents 12 months of reimbursement for COBRA premiums.

[4]	Represents the value of restricted stock unit and performance-based stock unit acceleration, as described above.

While we believe that the amounts shown above and the assumptions upon which they are based provide reasonable estimates of the amounts that would have been due to the Named Executives in the event that any of the circumstances described above had occurred on December 31, 2014, the actual amounts due to the Named Executives upon a triggering event will depend upon the actual circumstances and the then applicable provisions of the Employment Agreements and the 2009 Incentive Plan, as in effect at the time of such event.

In addition to the foregoing amounts indicated in the above table, Mr. Coburn will also be entitled to the balance of his nonqualified deferred compensation account, as described in the section above entitled “2014 Nonqualified Deferred Compensation Table”, which appears on page 51 of this proxy statement.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2014 with respect to the shares of our Class A Common Stock that may be issued under our existing equity compensation plans. We previously had four equity compensation plans, each of which was approved by our stockholders: (1) Amended and Restated 1999 Incentive Compensation Plan, which we refer to as the 1999 Incentive Plan; (2) Amended and Restated Non-Employee Directors’ Stock Option Plan, which we refer to as the

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EXECUTIVE COMPENSATION

Director Plan; (3) Amended and Restated Key Employees’ Stock Option Plan; which we refer to as the Key Employees’ Stock Option Plan, and (4) Amended and Restated 2004 Employee Stock Purchase Plan, which we refer to as the 2004 Employee Stock Purchase Plan. The 1999 Incentive Plan, the Director Plan and the Key Employees’ Stock Option Plan were succeeded by the 2009 Incentive Compensation Plan, which as amended we refer to as the 2009 Incentive Plan. The 2009 Incentive Plan was also approved by our stockholders. Awards granted under the previous plans are still valid, however no additional awards may be granted from these previous plans. For additional information on our equity compensation plans, please see Note 13 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders [1]	14,393,292	[2]	$17.84	[3]	25,931,042	[4]
Equity compensation plans not approved by security holders	—		N/A		—
Total	14,393,292				25,931,042

[1]	Consists of the 1999 Incentive Plan, the Director Plan, the Key Employees’ Stock Option Plan, the 2004 Employee Stock Purchase Plan and the 2009 Incentive Plan.

[2]

Excludes purchase rights outstanding under the 2004 Employee Stock Purchase Plan. Under such plan, employees may purchase whole shares of stock at a price per share equal to 90% of the lower of the fair market value per share on the first day of the purchase period or the fair market value per share on the last day of the purchase period. As of December 31, 2014, 5,361,637 shares of common stock may be issued pursuant to stock options upon exercise, 5,387,102 shares of common stock may be issued pursuant to restricted stock units upon vesting and 3,644,553 shares of common stock may be issued pursuant to performance-based stock units. The number of shares of common stock that may be issued under the outstanding and unvested performance-based stock units for which the performance period has not ended is based on vesting of the maximum number of award shares. The actual number of shares of common stock that may be issued at the time of issuance will generally range from 0% to 200% of the target number based on the level of satisfaction of the applicable performance-based vesting condition over the vesting period.

[3]

As of December 31, 2014, the weighted-average exercise price of outstanding options to purchase common stock was $17.84 and no weighting was assigned to restricted stock units or performance-based stock units, as no exercise price is applicable to restricted stock units or performance-based stock units.

[4]

Includes 15,651,686 shares of Class A common stock available for future issuance under the 2009 Incentive Plan and 10,279,356 shares of Class A Common Stock available for future issuance under the 2004 Employee Stock Purchase Plan. As of December 31, 2014, there were no outstanding purchase periods under the 2004 Employee Stock Purchase Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the year ended December 31, 2014, Messrs. Fox, Howe, Klein and Weissman served on the Compensation Committee for at least a portion of the year. No member of the Compensation Committee was or is a current or former officer or employee of the Company or any of its subsidiaries.

None of our executive officers serve as a member of the board of directors or compensation committee of any entity which has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	55

Report of the Audit Committee of the Board of Directors

The Audit Committee has furnished the following report:

To the Board of Directors of Cognizant Technology Solutions Corporation:

The Audit Committee of the Board of Directors is currently composed of four members and acts under a written charter, which is available in the “Company Overview” section of the “About Cognizant” page of the Company’s website located at www.cognizant.com, under the “Corporate Governance” tab. The members of the Audit Committee are independent Directors, as defined in its charter and the rules of the NASDAQ Stock Market LLC. The Audit Committee held eight meetings during 2014.

Management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The Company’s independent registered public accounting firm is responsible for performing an independent integrated audit of the Company’s annual financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting. The Audit Committee is responsible for providing independent, objective oversight of these processes.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2014 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board.

The Company’s independent registered public accounting firm also provided the Audit Committee with formal written statements required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Cognizant Technology Solutions Corporation. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

By the Audit Committee of the Board of Directors of

Cognizant Technology Solutions Corporation

Maureen Breakiron-Evans

John E. Klein

Leo S. Mackay, Jr.

Thomas M. Wendel

2015 Proxy Statement	Cognizant Technology Solutions Corporation	56

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2014	2013
Audit Fees	$3,348,300	$2,897,500
Audit-Related Fees	115,500	145,200
Tax Fees	517,400	674,300
All Other Fees	1,033,100	678,200

Total Fees	$5,014,300	$4,395,200

AUDIT FEES

Audit fees consist of fees for the audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting under Section 404 of the Sarbanes Oxley Act, the review of the interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.” These services relate to attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards and employee benefit audits.

TAX FEES

Tax fees comprise fees for a variety of permissible services relating to tax compliance, tax planning and tax advice. These services include assistance in complying with local transfer pricing requirements, assistance with local tax audits and assessments, withholding tax and indirect tax matters, preparation and filing of local tax returns and technical advice relating to local and international tax matters.

ALL OTHER FEES

For 2014, the amount relates to fees for immigration advisory services, due diligence services related to acquisitions and accounting research software fees. For 2013, the amount relates to fees related to an information security strategy review, immigration advisory services, information technology advisory fees and accounting research software fees.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	57

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided.

The Audit Committee has also delegated to Maureen Breakiron-Evans the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee. During 2014 and 2013, the Audit Committee approved all services provided to us by PricewaterhouseCoopers LLP that are subject to the pre-approval policies and procedures described above.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	58

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2016 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666, in writing not later than December 25, 2015.

Stockholders intending to present a proposal at the 2016 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated By-laws. Our Amended and Restated By-laws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2016 Annual Meeting of Stockholders no earlier than the close of business on February 3, 2016 and no later than the close of business on March 4, 2016. The notice must contain the information required by the Amended and Restated By-laws, a copy of which is available upon request to our Secretary. In the event that the date of the 2016 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after June 2, 2016, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2016 Annual Meeting and not later than the close of business of the later of the 90th day prior to the 2016 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases, notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	59

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our Directors, officers and other employees who will not be specially compensated for these services. We have engaged MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY, 10016, to assist us with the solicitation of proxies. We expect to pay MacKenzie Partners, Inc. a fee of $75,000 plus reimbursement for out-of-pocket expenses for its services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our Directors and officers is based upon information received from the individual Directors and officers.

2015 Proxy Statement	Cognizant Technology Solutions Corporation	60

Cognizant’s Annual Report on Form 10-K

A copy of Cognizant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 6, 2015 without charge upon written request addressed to:

Cognizant Technology Solutions Corporation

Attention: Secretary

Glenpointe Centre West

500 Frank W. Burr Blvd.

Teaneck, New Jersey 07666

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2014 at www.cognizant.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Steven Schwartz, Secretary

Teaneck, New Jersey

April 23, 2015

2015 Proxy Statement	Cognizant Technology Solutions Corporation	61

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION GLENPOINTE CENTRE WEST 500 FRANK W. BURR BLVD. TEANECK, NJ 07666

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M82978-P61679	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
The Board of Directors recommends you vote FOR each of the nominees:

1.	Election of Directors

Nominees
	Class II		For	Against	Abstain	The Board of Directors recommends you vote FOR proposals 2 and 3.		For	Against	Abstain
	1a. Michael Patsalos-Fox 1b. Robert E. Weissman Class III 1c. Francisco D’Souza 1d. John N. Fox, Jr. 1e. Leo S. Mackay, Jr. 1f. Thomas M. Wendel		☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐	2.	Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.	☐	☐	☐
						3.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2015.	☐	☐	☐
						The Board of Directors recommends you vote AGAINST the following proposal.		For	Against	Abstain
						4.	Stockholder proposal requesting that the Board of Directors take the steps necessary to permit stockholder action by written consent.	☐	☐	☐
Note: To transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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M82979-P61679

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A COMMON STOCK JUNE 2, 2015
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

The undersigned stockholder(s) of Cognizant Technology Solutions Corporation hereby appoint(s) Steven E. Schwartz, Executive Vice President, Chief Legal and Corporate Affairs Officer and Secretary of the Company, and Gordon J. Coburn, President of the Company, as proxies, with full power of substitution, to vote all shares of the Company’s Class A Common Stock which the undersigned stockholder(s) is/are entitled to vote at the Company’s 2015 Annual Meeting of Stockholders or any postponement, continuation or adjournment thereof.

This proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each director nominee, FOR Proposals 2 and 3 and AGAINST Proposal 4. The proxies are further authorized to vote in their discretion (1) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (2) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (3) on such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Continued and to be signed on reverse side